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                                                                 EXHIBIT 10.11

                                                                    CONFIDENTIAL
                                                                    ------------

Confidential Treatment has been granted with respect to portions of the agreement indicated with an asterisk [*]. A complete copy of this agreement, including the redacted terms, has been separately filed with the Securities and Exchange Commission.

                               Agreement between

                               pcOrder.com, Inc.

                                      and

                               Ingram Micro Inc.

                    ________________________________________

Table of Contents
Subscription and Services Agreement
  Attachment A - Licensed Software and Functional And Data Modules Attachment B - Customer Desktop(TM) End-User License Agreement
  Attachment C - Digitized Access Agreement
  Attachment D - Additional Affiliates
  Attachment E - Business Processes
  Attachment F - Payment Schedule
  Attachment G - Implementation Schedule
  Attachment H - Maintenance and Support
  Attachment I - Software Escrow Agreement

Schedule 1 - Professional Consulting Services Schedule

Schedule 2 - Data and Model Maintenance Services Schedule
  Attachment A - List of Configurable Product Types

Schedule 3 - Application Hosting Services Schedule
  Attachment A - Hosting Service Level Agreement
  Attachment B - Server Farm Configuration

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                                                                    CONFIDENTIAL
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                      SUBSCRIPTION AND SERVICES AGREEMENT

                                    between
                               pcOrder.com, Inc.
                             a Delaware Corporation
                       5000 Plaza on the Lake, Suite 100
                                Austin, TX 78746
                                   "pcOrder"

                                      and

                               Ingram Micro Inc.
                             a Delaware Corporation
                             1600 St. Andrew Place
                              Santa Ana, CA  92705
                                    "Ingram"

                                ________________
1.    PARTY CONTACTS AND SUMMARY TERMS

--------------------------------------------------------------------------------
pcOrder Billing Contact (Section 4.6)         EFFECTIVE DATE: SEPTEMBER 1, 1998.
Accounts Receivable
5000 Plaza on the Lake, Suite 100             INITIAL TERM:  FROM THE EFFECTIVE
Austin, TX  78746                             DATE THROUGH DECEMBER 31, 2003.
(512) 684-1100 (Phone Number)
(512) 684-1200 (Fax Number)

pcOrder Contact
[*]
5000 Plaza on the Lake, Suite 100
Austin, TX  78746
(512) 684-[*] (Phone Number)
(512) 684-1200 (Fax Number)


Ingram Contact (Section 4.7):

[*]
P.O. Box 25125
Santa Ana, CA  92799-5125
(714) [*] (Phone Number)
(714) [*] (Fax Number)
-------------------------------------------------------------------------------

2.    GENERAL

2.1. This Subscription and Services Agreement and any mutually negotiated, incorporated, and separately executed Schedules, Attachments, and Assignment Orders (collectively, the "Agreement") establish the terms and conditions under which the parties agree that pcOrder shall license certain Software and provide certain Services to Ingram.

2.2. The following and derivatives thereof are definitions for certain capitalized terms that may be used in this Agreement.

      2.2.1. "Affiliates" means legal entities controlled by or in common control with Ingram and who are not competitors of pcOrder. "Control" means owning more than 50% of the ownership interest entitled to vote for directors or managers of such entity. "Affiliates" shall also include those legal entities that are mutually agreed upon by the parties and identified in Attachment D hereto. Such agreement shall not be unreasonably withheld.

      2.2.2. "Authorized eStation Users" means current and future users who are authorized by Ingram to access Ingram's www.ingrammicro.com World Wide Web Internet site.

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      2.2.3.  "Authorized Use" means for each Licensed User's own respective internal business use in support of its sales and order applications and business processes. Such Authorized Use is subject to any pcOrder User Documentation and to the terms and conditions of this Agreement.

      2.2.4 "CD Licensed VAR Customer" means a customer of a PA VAR that is granted a site license to Customer Desktop(TM) software under
              Section 3.2.

      2.2.5. "Customer" means any business entity or other person that orders, seeks to order, resells, or gathers purchasing information on any Ingram Products.

      2.2.6. "Customer Desktop(TM) software" means the object code version of the pcOrder Customer Desktop(TM) with the functionality and data modules specified in paragraph 1 of Attachment A hereto, and any available documentation.

      2.2.7. "Digitized Access Agreement" means the agreement (a sample printed copy of which is attached hereto as Attachment C) which contains the terms and conditions governing each Prime Access Subscribed User's access to the Prime Access Web Storefront. Notwithstanding the foregoing, pcOrder reserves the right to modify such Digitized Access Agreement from time to time.

      2.2.8. "Effective Date" means the date of the last signature to this Subscription and Services Agreement unless otherwise set forth in
              Section 1.

      2.2.9. "eStation" means a pcOrder Web Storefront site which accesses the pcOrder Server Software modules specified in paragraph 5 of Attachment A, hereto.

      2.2.10. "eStation Server Modules" means the pcOrder Server Software modules accessible to the eStation Software as specified in paragraph 5.2 of Attachment A, hereto.

      2.2.11. "Herein" refers to this Agreement.

      2.2.12. "Hosting Site" means the installation location of the Server Software.

      2.2.13. [*] means the [*].

      2.2.14. "Ingram Catalog Data" means Ingram's U.S. catalog (i) Ingram part number, (ii) Ingram Customer specific pricing, and (iii) inventory availability for respective Ingram Products which are maintained under Schedule 2 Data and Model Maintenance, hereto, and hosted under Schedule 3 Application Hosting Services, hereto.

      2.2.15. "Ingram Products" means products manufactured, marketed, and/or distributed by Ingram.

      2.2.16. "Interface Information" means certain technical pcOrder server module interface information.

      2.2.17. "Licensed User" means a user who is granted a license hereunder.

      2.2.18. "Major Release" means a major release of any computer program of the Software that pcOrder designates with a new whole number. For example, version 2.0 is a Major Release that succeeds version 1.x.

      2.2.19. "Material Defect" means a defect in the Software that materially prevents conformance of the Software with the functionality in Attachment A and any applicable User Documentation.

      2.2.20. "pcOrder Data" means Product attribute information that pcOrder maintains in the pcOrder System and licenses to pcOrder customers.

      2.2.21. "pcOrder-Ingram Product Data" means pcOrder Data and the Ingram Catalog Data.

      2.2.22. "pcOrder Server Software" means the pcOrder server software modules specified in paragraph 5 of Attachment A, hereto.

      2.2.23. "pcOrder System" means pcOrder's backend systems and software and collection of product information.

      2.2.24. "Prime Access VAR" ("PA VAR") means a VAR whose company name and logo are displayed on an activated Prime Access Web Storefront in accordance with Section 3.1.3.

      2.2.25. "Prime Access Subscribed User" ("PA Subscribed User") means those users of a Prime Access Web Storefront that have agreed to the terms and conditions of the Digitized Access Agreement.

      2.2.26. "Prime Access Web Storefront" means each customized Web Site that appears as a VAR Web Site.

      2.2.27. "Prime Access Web Storefront Server Modules" means the pcOrder Server Software modules accessible to the Prime Access Web Storefront as specified in paragraph 5.2 of Attachment A hereto.

      2.2.28. "Prime Access Subscription" means a Yearly subscription to one (1) Prime Access Web Storefront.

      2.2.29. "Required Hardware" means all hardware and operating software that pcOrder deems reasonably necessary to support the licensed access and use of the pcOrder Server Software.

      2.2.30. "Sales Desktop(TM) software Server Modules" means the pcOrder Server Software modules accessible to the pcOrder Sales Desktop(TM) software as specified in paragraph 5.1 of Attachment A hereto.

      2.2.31. "Sales Desktop Authorized User" means Ingram employees and employees of Ingram's Affiliates.

      2.2.32. "Software" means the object code version only of the computer programs solely as specified in Attachment A hereto, any related User Documentation that pcOrder makes generally available to licensees, and all updates, enhancements, and new releases of the Software licensed hereunder except that pcOrder may charge additional fees for any new releases of Customer Desktop(TM) software.

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        2.2.33. "[*] Server Modules" means the pcOrder Server Software modules accessible to [*] software as specified in paragraph 5.1 of Attachment A, hereto.

        2.2.34. "Use" means to install, execute, and nonpublicly display.

        2.2.35. "VAR" means a value added reseller authorized by Ingram to sell Ingram Products.

        2.2.36. "Web" means the World Wide Web.

        2.2.37. "Year" means a calendar year period except for year one which means the period from September 1, 1998 through December 31, 1999 (sixteen (16) months).

3.      LICENSE GRANTS AND RESTRICTIONS

3.1.    Prime Access Subscriptions.

        3.1.1. Subject to the terms and conditions herein, pcOrder hereby grants to Ingram and the Affiliates a nonexclusive, nontransferable, nonassignable, worldwide right and license to market Prime Access Subscriptions to VARs.

        3.1.2. For each Prime Access Subscription, Ingram shall (i) select a VAR, (ii) obtain all necessary authorization from such VAR to permit pcOrder to activate the Prime Access Web Storefront under
                Section 3.1.3, (iii) and provide pcOrder with the following:

                3.1.2.1.  a request to activate a Prime Access Web Storefront;

                3.1.2.2.  pcOrder's standard setup information;

                3.1.2.3. a selected [*] Prime Access Web Storefront user interfaces as made available by pcOrder;

                3.1.2.4. the selected VAR's logo and company name to which Ingram represents that it has obtained sufficient rights to allow such logo and name to be displayed on the selected Prime Access Web Storefront user interface; and

                3.1.2.5. pricing levels for the selected VAR for the Prime Access Web Storefront.

        3.1.3. Upon fulfillment of Ingram's obligations specified in Section 3.1.2, pcOrder shall activate a Prime Access Web Storefront by:

                3.1.3.1. customizing the Prime Access Web Storefront user interface in accordance with the selection in Sections
                          3.1.2.3 and 3.1.2.4 to display a VAR company name and logo, so that the Prime Access Web Storefront, when accessed by a PA Subscribed User, appears as the selected VAR's World Wide Web Internet site;

                3.1.3.2. enabling the pricing levels provided in accordance with Section 3.1.2.5; and

                3.1.3.3. providing Ingram with unique Login ID and Password, and any additional information required to enable Prime Access Subscribed Users to access the Prime Access Web Storefront.

        3.1.4.  pcOrder shall at Ingram's request [*].

        3.1.5. Unless otherwise agreed upon in Attachment E Business Processes, Ingram shall obtain and distribute all respective Login IDs and Passwords from pcOrder to enable PA Subscribed Users to access the Prime Access Web Storefront Server Modules via a respective Prime Access Web Storefront. Ingram shall notify each PA VAR (i) of the Prime Access Web Storefront access and use provisions contained in the Digitized Access Agreement, and (ii) that use of the Prime Access Web Storefront is contingent upon pcOrder's validation of Login ID and Password and such Users acceptance of the terms and conditions of such Agreement. Ingram acknowledges and agrees that a PA Subscribed User's rejection of either Agreement shall prevent such User from accessing the Prime Access Web Storefront.

        3.1.6. Ingram shall provide each PA VAR with all information required to enable PA Subscribed Users to access and use the respective VAR associated Prime Access Web Storefront.

        3.1.7. PA Subscribed Users shall access a Prime Access Web Storefront through their own Internet connection.

        3.1.8. A copy of the Digitized Access Agreement shall automatically be loaded and displayed upon each initial access to each Prime Access Web Storefront.

        3.1.9. Each PA Subscribed User shall comply, at all times, with the terms and conditions of the Digitized Access Agreement and any noncompliance may result in termination of such User's access to the Prime Access Web Storefront.

        3.3.10. Ingram shall indemnify and hold pcOrder harmless from and against any third party claims arising out of pcOrder's placement on a Prime Access Web Storefront of a VAR logo, trademark, or other VAR information provided to pcOrder from Ingram.

3.2.    Customer Desktop(TM) software.

        3.2.1. Subject to the terms and conditions herein, pcOrder hereby grants to Ingram and the Affiliates a nonexclusive, nontransferable, nonassignable, perpetual, worldwide right and license to:

                3.1.1.1.  market Customer Desktop(TM) software;

                3.2.1.2. distribute a respective copy of Customer Desktop(TM) software to customers of PA VARs;

                3.2.1.3. obtain a unique Login ID and Password from pcOrder for each distributed copy of the Customer Desktop(TM) software;

                3.2.1.4. grant a [*] license to customers of PA VARs ("CD Licensed VAR Customer") that grants the Licensed VAR Customer the right to Use the Customer Desktop(TM) software to access pcOrder-Ingram Product Data via a Prime

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                          Access Web Storefront. Such [*] license is subject to
                          the terms and conditions of the Attachment B - Prime Access Customer Desktop(TM) software End-User License Agreement and does not include any updates, enhancement, or new releases of the Customer Desktop(TM) software;

                3.2.1.5. setup each respective copy of Customer Desktop(TM) software to allow CD Licensed VAR Customers to access only the Prime Access Web Storefront associated with the CD Licensed VAR Customer's preferred PA VAR; and

                3.2.1.6. allow each PA VAR to market, distribute, grant the [*] license, and setup Customer Desktop(TM) software on behalf of Ingram to customers of the respective PA VAR.

        3.2.2. Any right and license granted in Sections 3.2.1.4 and 3.2.1.6 shall be a beta license through December 31, 1999 and shall be a standard license on January 1, 1999 pursuant to the terms and conditions in Section 3.2.1.4.

        3.2.3. pcOrder shall notify Ingram of each generally available new release of Customer Desktop(TM) software and shall make such new release available to Ingram under the terms and conditions herein including the provisions of this Section 3.2.

        3.2.4. A copy of the Digitized Access Agreement shall automatically be loaded and displayed upon each initial access to each Prime Access Web Storefront.

        3.2.5. Each initial access to the Prime Access Web Storefront via the Customer Desktop(TM) software shall be contingent upon acceptance of the terms and conditions contained in the Digitized Access Agreement, and each such access shall also be contingent upon pcOrder's validation of Login ID and Password.

        3.2.6. Prior to such Use of the Customer Desktop(TM) software by a VAR Customer, each licensed customer of such VAR must indicate their agreement to the terms and conditions in the Attachment B - Prime Access Customer Desktop(TM) software End-User License Agreement. Notwithstanding the foregoing, pcOrder reserves the right to modify such Prime Access Customer Desktop(TM) software End-User License Agreement from time to time.

        3.2.7. Each CD Licensed VAR Customer shall comply, at all times, with the terms and conditions of the Digitized Access Agreement and the Customer Desktop(TM) software End-User License Agreement, and any noncompliance may result in termination of such User's access to the Prime Access Web Storefront.

3.3.    eStation [*].
                               -------------------

        3.3.1. Subject to the terms and conditions herein, pcOrder hereby grants to Ingram a nonexclusive, nontransferable, nonassignable, worldwide right and license to allow Authorized eStation Users to access eStation [*] to use the eStation Server Modules for the Authorized Use.

        3.3.2. Ingram represents and warrants that Authorized eStation Users access and use of the eStation shall be governed by terms and conditions as extensive and no less restrictive than those terms and conditions in the Attachment C - Digitized Access Agreement.

3.4.    Sales Desktop(TM) software.

        3.4.1. Subject to the terms and conditions herein, pcOrder hereby grants to Ingram and the Affiliates a nonexclusive, nontransferable, nonassignable, worldwide right and license to Use pcOrder Sales Desktop(TM) software to access the pcOrder Sales Desktop(TM) software Server Modules for the Authorized Use. The pcOrder Sales Desktop(TM) software may only be Used by Sales Desktop Authorized Users. Such Use of the Sales Desktop(TM) software is contingent upon pcOrder's validation of Login ID and Password.

        3.4.2. pcOrder shall notify Ingram of each generally available new release of Sales Desktop(TM) software and shall make such new release available to Ingram under the terms and conditions herein including the provisions of this Section 3.4.

3.5.    [*] Access to the [*] Server Modules.

        3.5.1. Subject to the terms and conditions herein, pcOrder hereby grants to Ingram and the Affiliates a nonexclusive, nontransferable, nonassignable, worldwide right and license to:

                3.5.1.1. use pcOrder Interface Information as necessary to allow [*] to access the [*] Server Modules;

                3.5.1.2. access the [*] Server Modules [*] for the Authorized Use; and

                3.5.1.3. sublicense such access to the [*] Server Modules [*] to VARs for the Authorized Use.

        3.5.2. Ingram represents and warrants that such VAR access to the pcOrder Server Software shall be governed by terms and conditions as extensive and no less restrictive than those terms and conditions herein.

3.6. [*] Access to pcOrder's Checker (pcOrder's Configuration and Validation Server Module) and Access to pcOrder's Checker [*].

        3.6.1. Subject to the terms and conditions herein, pcOrder hereby grants to Ingram and the Affiliates a nonexclusive, nontransferable, nonassignable, worldwide right and license to:

                3.6.1.1. use pcOrder Interface Information as necessary to allow [*] to access only pcOrder's Server
                          Software Configuration Validation functional module for the Authorized Use;

                3.6.1.2. access pcOrder's Server Software Configuration Validation module [*] for the Authorized Use;

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                3.6.1.3.  sublicense such access to pcOrder's Server Software
                          Configuration Validation module [*] to VARs for the Authorized Use; and

                3.6.1.4. access pcOrder's Server Software Configuration Validation module to validate configuration of VAR orders for Ingram Products received by Ingram [*].


        3.6.2. Ingram represents and warrants that such VAR access to the pcOrder Server Software Configuration Validation module shall be governed by terms and conditions as extensive and no less restrictive than those terms and conditions herein.

3.7. The licenses granted hereunder are subject to the following additional restrictions and limitations:

        3.7.1. Ingram and all other Licensed Users shall use the Software solely for the purposes expressly stated herein.

        3.7.2. Unless otherwise expressly permitted herein, neither Ingram nor any other Licensed User shall rent, lease, loan, sell, sublicense, assign, or otherwise transfer the Software or any rights and licenses, in whole or in part, to any third party including any subsidiaries and affiliates of Ingram.

        3.7.3. In no event shall pcOrder be liable for any use of the pcOrder-Ingram Product Data, for the accuracy of the pcOrder-Ingram Product Data, or for any indirect, incidental, special, or consequential damages however caused therefrom (including negligence), and Ingram shall include such terms in any agreement with any Licensed User. Ingram further agrees that it will include any additional appropriate terms and provisions in such agreement to hold pcOrder harmless from any claims or actions from such Licensed User.

        3.7.4. Unless otherwise expressly permitted herein, Ingram shall not and shall not allow any third party to: (i) use the Software to process or permit to be processed data for any third party; (ii) use the Software to connect to or otherwise access any software except the pcOrder Server Software; (iii) use the Software in operation of a service bureau; (iv) disassemble, decompile, or reverse engineer the Software; (v) modify the Software in any manner or create any derivative work thereof; or (vi) permit any subsidiaries, affiliated entities, or third parties to use the Software.

        3.7.5. All access to the pcOrder Server Software shall be pursuant to a nontransferable Login ID and Password issued by pcOrder.

3.8. Ingram may make one (1) copy of the pcOrder Customer Desktop(TM) software for archival and backup purposes.

3.9. Ingram may make one (1) copy of the pcOrder Sales Desktop(TM) software for archival and backup purposes.

3.10. Ingram shall include pcOrder's copyright notice, proprietary legend, any trademark and service mark attributions, patent marking, and other indicia of pcOrder's ownership on all authorized copies of the Software, in the content and format as those which were contained on the copy originally distributed to Ingram. Ingram shall assume all responsibility for the quality of any copies made hereunder.

3.11. In the event Ingram acquires actual knowledge of copyright infringement, trademark infringement, patent infringement, software piracy, or breach of any provision, license, or right granted hereunder or under Attachments B and C hereto, Ingram shall immediately notify pcOrder, and/or if notified by pcOrder, will make commercially reasonable efforts to cooperate with pcOrder to determine the existence and extent of any such infringement, piracy, or breach and to remedy same.

3.12.   [*]

3.13. Ingram shall be obligated to ensure that all usage of the Software by the Affiliates and their exercising of any rights and licenses granted hereunder shall be in accordance with the terms and conditions herein, and Ingram shall indemnify pcOrder for all damages and costs associated with any breach thereof.

3.14. Ingram may license other pcOrder Software, [*], not specified in Attachment A under mutually acceptable terms and conditions.

3.15.   pcOrder reserves all rights and licenses not expressly granted herein.

4.      RECORDS AND CONTACT INFORMATION

4.1.    Ingram shall keep an accurate to-date and complete record of:

        4.1.1. the number of Customer Desktop(TM) software copies distributed pursuant to Section 3.2.1;

        4.1.2. the number of CD Licensed VAR Customer users of Customer Desktop(TM) software [*];

        4.1.3. the number of Prime Access Subscription related requests made pursuant to Section 3.1.2.1;

        4.1.4.  the number of Sales Desktop Authorized Users [*];

        4.1.5.  the number of VARs sublicensed under Section 3.5.1; and

        4.1.6.  the number of VARs sublicensed under Section 3.6.1.3.

4.2. Ingram shall keep an accurate and complete record of the location of any copies of the Server Software permitted herein.

4.3. Ingram shall provide to pcOrder a monthly report containing the records of Sections 4.1 and 4.2 within fifteen (15) days after the end of each month.

4.4.    All reports shall be delivered to the pcOrder contact specified in
        Section 1.

4.5. Ingram agrees that pcOrder may, upon five (5) business days' prior written notice, enter Ingram's premises to verify Ingram's compliance with the provisions of this Agreement. pcOrder's inspections shall be limited to (i) one annual inspection (unless pcOrder

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        believes that it has just cause for multiple inspections); (ii) Ingram's normal business hours; (iii) those records pertaining to the Software and the reports hereunder including copy locations and other information relevant to fees due under this Agreement; and (iv) those Ingram agreements required herein to contain certain terms and conditions. If Ingram is found not to be in substantial compliance with the Agreement, Ingram shall pay the reasonable expenses incurred by pcOrder associated with such inspection. pcOrder's rights of inspection shall remain in effect through the period ending six (6) months from the termination or expiration of this Agreement and any applicable license hereunder.

4.6. The pcOrder contact specified in Section 1 may change from time to time upon written notice to Ingram.

4.7. Ingram's contact specified in Section 1 shall provide answers to pcOrder's payment, reporting, and verification questions. Ingram's may change such contact from time to time upon written notice to pcOrder.

5.      FEES AND PAYMENTS.

The fees and payments terms for products and services provided under this Agreement. The fees reflect a $[*] discount for previous Ingram payments to Trilogy Development Group and pcOrder.

5.1.    Prime Access Subscriptions

        5.1.1.  Subject to Section 5.1.4, Ingram agrees to pay:

                5.1.1.1. a [*] activation fee of $[*] per activated Prime Access Subscription; and

                5.1.1.2. beginning January 1, 2000, Ingram shall pay pcOrder a Yearly Renewal Fee for each Prime Access Web Storefront that is active on the anniversary of such Prime Access Web Storefront activation. The amount of such fee shall be $[*] per each active Prime Access Web Storefronts per Year. The fee shall be calculated and paid on a quarterly basis ($[*] per each Prime Access Web Storefronts active at the end of each calendar quarter).

        5.1.2. In addition to any applicable Yearly Renewal Fee, Ingram shall pay $[*] per Prime Access Subscription [*] pursuant to Section 3.14[*].

        5.1.3.  Prepayment.

                5.1.3.1. Ingram shall prepay pcOrder for [*] subscriptions upon execution of this Agreement.

        5.1.4.  Ingram agrees to the following Minimum Commitments:

                5.1.4.1. [*] activation fee payment for [*] Prime Access Subscriptions during Years [*] ([*]-Year [*], [*]-Year [*]); and

                5.1.4.2. payment of Yearly Renewal Fees for a minimum of [*] subscriptions during Year [*] ($[*]) and [*] subscriptions during Years [*] and [*] ($[*] per year). Attachment F hereto contains a schedule for Minimum Payment amounts for Prime Access Subscription and Renewal Fees due under this Agreement.

5.2.    Data and Model Maintenance Services

        5.2.1. The minimum fees for pcOrder's Data and Model Maintenance Services for Ingram Catalog Data shall be $[*] per Year.
                Fees incurred in excess of such minimum fees shall be paid at the rate set forth in the Data and Model Maintenance Services Schedule, attached hereto as Schedule 2. Attachment F hereto contains a schedule for Minimum Payment amounts for Data and Model Maintenance Services fees due under this Agreement.

5.3.    Customer Desktop(TM) software.

        5.3.1. Ingram agrees to pay pcOrder for a minimum of [*] Customer Desktop(TM) software [*] licenses ([*] in Year [*], [*] in Year [*], and [*] in Year [*]) and agrees to pay the Minimum
                Payment set forth in Attachment F hereto.

        5.3.2. Ingram shall pay pcOrder $[*] per [*] license granted to a CD Licensed VAR Customer [*]. [*]

        5.3.3. The payment for each of the minimum number of Customer Desktop(TM) software [*] licenses not granted to a CD Licensed VAR Customer shall be $[*] and shall be determined at the end of each period set forth in Attachment F hereto.

        5.3.4. Ingram's fee per [*] license for a new generally available Major Release upgrade of Customer Desktop(TM) software shall be at pcOrder's standard fee [*].

5.4.    Corporate Web Storefront

        5.4.1. Ingram shall pay pcOrder $[*] per Year for access to eStation [*]. Such payment shall be paid pursuant to the schedule provided in Attachment F hereto.

5.5.    Sales Desktop(TM) software

        5.5.1. The license fee for Sales Desktop(TM) software shall be $[*] per Year for the first [*] Sales Desktop Authorized Users using such software and $[*] per each Sales Desktop Authorized User in excess of [*]. The number of Sales Desktop Authorized Users using such software shall be calculated at the end of each period set forth in Attachment F hereto.

5.6.    [*]

        5.6.1. The license fee for the [*] access to the [*] Server Modules shall be $[*] per Year. Such payment shall be paid pursuant to the schedule provided in Attachment F hereto.


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5.7.    [*] Access to pcOrder's Checker

        5.7.1. The license fee for providing [*] access to pcOrder's Server Software Configuration Module shall be $[*] per Year.

5.8.    Minimum Payment.  See Attachment F - Payment Schedule hereto.

5.9.    Payment Terms:

        5.9.1. The entire amount of all amounts required to be paid to pcOrder under this Agreement shall be paid [*] from receipt of pcOrder's applicable invoice unless otherwise provided herein.

        5.9.2. The fees and other amounts required to be paid hereunder do not include any amount for taxes, duties, or levies (including interest and penalties). Ingram shall reimburse pcOrder and hold pcOrder harmless for all sales, use, excise, property, or other taxes, levies, or duties pcOrder is required to collect or remit to applicable tax authorities. Ingram is not responsible for pcOrder's income or franchise taxes.

        5.9.3. All dollar amounts listed in this Agreement are in US Dollars, and all payments by Ingram to pcOrder shall be made in US Dollars.

        5.9.4. Additional Services, Data Maintenance Services, and Application Hosting Services (collectively "Services") provided by pcOrder shall be at the pricing set forth in this Agreement plus reasonable expenses. In the event this Agreement does not reference specific pricing for any Service such Service shall be performed at pcOrder's then current standard time and material rates and charges plus expenses incurred in accordance with Ingram's standard expense policies. Expenses are not included in the fees specified in this Agreement.

6.      PROFESSIONAL CONSULTING SERVICES

6.1. pcOrder agrees to provide mutually agreed upon professional consulting services (the "Consulting Services"), which may include software development, integration, implementation, customization, data integration, training, and modeling of Ingram Products. These Consulting Services shall be provided in accordance with the terms and conditions applicable herein, including Section 21.10 and Schedule 1.

6.2. pcOrder will provide resources and use qualified employees and/or consultants as it deems necessary to perform the Consulting Services.

7.      DATA AND MODEL MAINTENANCE SERVICES

7.1. In consideration of Ingram's payment to pcOrder of the applicable fees specified in Schedule 2, pcOrder shall provide the Data and Model Maintenance Services specified in Schedule 2 in accordance with the terms and conditions applicable herein including Section 21.10.

7.2. pcOrder shall have no responsibility, whatsoever, for reproducing or reconstructing pcOrder-Ingram Product Data or for retaining archival copies of pcOrder-Ingram Product Data. pcOrder may, at any time and in accordance with pcOrder's operational procedures, destroy files pertaining to outdated pcOrder-Ingram Product Data in order to maintain current information.

7.3. The fees applicable to such Data and Model Maintenance Services shall be specified in Schedule 2.

8.      APPLICATION HOSTING SERVICES

8.1. In consideration of Ingram's payment to pcOrder of the applicable fees specified in Schedule 3, pcOrder shall provide the Application Hosting Services specified in Schedule 3 under the terms applicable herein including Section 21.10.

8.2.    Hosting Site.

        8.2.1. The initial Hosting Site shall be on servers located at pcOrder's location.

        8.2.2. Ingram may change the Hosting Site in accordance with the terms and conditions of Schedule 3.

8.3. pcOrder shall supplement Schedule 3 with Attachment B-Server Farm Configuration to specify the Required Hardware. pcOrder is allowed to modify Attachment B to Schedule 3 as pcOrder deems reasonably necessary to support such licensed access and use.

8.4. Ingram shall provide the Required Hardware as set forth in Attachment B-Server Farm Configuration to Schedule 3 as supplemented under Section
        8.3 in quantities deemed reasonably necessary by pcOrder to support the licensed access and use of the pcOrder Server Software. Ingram shall provide such Required Hardware at no cost to pcOrder.

8.5. [*] to pcOrder, Ingram shall provide or reimburse pcOrder for upgrades and/or increases in the Required Hardware as deemed necessary from time to time by pcOrder in accordance with reasonable analysis of the Required Hardware's ability to support then current and reasonably expected near term access of the pcOrder Server Software.

9.      SOFTWARE MAINTENANCE AND SUPPORT

9.1. In consideration of Ingram's payment to pcOrder of the applicable License Fees, pcOrder shall provide the maintenance and support services listed in Attachment H - Maintenance and Support hereto.

10.     INGRAM'S RESPONSIBILITIES

10.1.   Ingram agrees to:

        10.1.1. provide Ingram Catalog Data and any other data necessary to support the pcOrder Server Software and pcOrder System to ensure that the highest possible quality of Ingram Product data is provided to users of pcOrder Server Software and pcOrder System;

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                                                                    CONFIDENTIAL
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        10.1.2. pursue mutually acceptable joint marketing including issuance of a joint press release within fifteen (15) days of the Effective Date which is mutually acceptable to pcOrder and Ingram and announces the strategic relationship between pcOrder and Ingram;

        10.1.3. endorse a mutually acceptable written testimonial after the Effective Date which outlines the benefits of pcOrder's services received by Ingram and detailing the relationship between the parties;

        10.1.4. endorse a mutually acceptable written testimonial after the Effective Date announcing the adoption by Ingram of pcOrder's VIPER(TM) data entry tool;

        10.1.5. have joint meetings with the press after the Effective Date to promote the benefits of the pcOrder/Ingram partnership; and

        10.1.6. provide references/recommendations to other pcOrder prospective customers.

10.2. Ingram acknowledges that pcOrder's ability to provide the Services under this Agreement is dependent in part on Ingram's timely supplying a leased line between Ingram's facilities and pcOrder's facility in Austin, Texas, and other lines as are mutually deemed necessary for performance of the Services herein. The preferred line is a T1 type, but at a minimum, 56K, which shall be set up, paid for, and maintained by Ingram.

10.3. Ingram shall place a "Powered by pcOrder" logo ("Logo"), to be provided by pcOrder, in the bottom portion of the first page of each Ingram Web site and SpeedSource software that contains access to the Server Software. Ingram shall permit placement of a "Powered by pcOrder" logo ("Logo"), to be provided by pcOrder, in the bottom portion of the first page of each Prime Access Web Storefront. Ingram agrees to include a link to pcOrder's home page, either within the Logo or in close proximity to the Logo. The Logo shall occupy an area approximately 88x31 pixels.

10.4. To the extent reasonably required by pcOrder, Ingram will make available to pcOrder certain of its facilities, computer resources, software programs, personnel, and business information as are reasonably required to perform any Services hereunder. While on Ingram's premises, pcOrder and its third party contractor(s) agree to comply at all times with Ingram's rules and regulations regarding safety, security, conduct, and operational procedures and practices that are communicated to pcOrder.

10.5. Ingram shall make all reasonable efforts to encourage all current and future manufacturing partners to adopt pcOrder's VIPER(TM) data entry tool.

10.6. Ingram shall use best efforts to market the Prime Access Subscriptions and Customer Desktop(TM) software.

11.     PCORDER'S RESPONSIBILITIES

11.1. pcOrder shall provide [*] employees during the calendar year 1999 [*] and pay for reasonable travel expenses.

11.2. pcOrder shall provide a [*] marketing contribution up to $[*] during the calendar year 1999 [*] Ingram's expenses, excluding the parties' respective personnel costs, to market the Prime Access Subscriptions. All expenditures of pcOrder's [*] marketing contribution shall be mutually agreed upon.

12.     OTHER RESPONSIBILITIES

12.1. [*], the parties shall use best efforts to mutually agree to deploy the pcOrder products by respective dates as set forth in Attachment G - Implementation Schedule, hereto.

12.2. [*], the parties shall use best efforts to mutually agree upon business processes as set forth in Attachment E - Business Processes, hereto.

12.3. [*], the parties shall use best efforts to mutually agree on the Required Hardware.

12.4. [*], the parties shall use best efforts to mutually agree on system availability contingency issues if availability targets fall below the targets indicated in Schedule 3 - Attachment A hereto.

13.     OWNERSHIP

13.1. As to the Software, this Agreement is a license only, and no transfer of ownership or title (including any intellectual property) is contemplated by or will result from this Agreement. By signing this Agreement, Ingram irrevocably acknowledges that it has no ownership interest in the Software, including any copies thereof, custom modifications, routines, or any other changes thereto.

13.2. Unless expressly agreed with regards to any custom programs developed for Ingram, pcOrder and its third party licensors retain all rights, title, and interest in and to the Software, all copies thereof, and other materials provided to Ingram by pcOrder, including, without limitation, any Software enhancements or modifications, any custom programs developed, and all copyright, trade secret, patent, and other rights relating thereto.

13.3. pcOrder retains all rights, title, and interest to current pcOrder Data and future developed pcOrder Data.

13.4. Unless expressly agreed with regards to any custom programs developed for Ingram, all suggestions, solutions, improvements, corrections, and other contributions provided by Ingram regarding the Software, methods, or any pcOrder software programs used to manipulate data (including any intellectual property, such as copyrights, related to the foregoing) shall become the property of pcOrder and are hereby assigned to pcOrder.

13.5.   [*]

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                                                                    CONFIDENTIAL
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14.     CONFIDENTIALITY

14.1. "Confidential Information" includes all information disclosed by the parties, before or after the Effective Date, and generally not publicly known, whether tangible or intangible and in whatever form or medium provided, as well as any information generated by the parties to the extent that it contains, reflects, or is derived from Confidential Information. Confidential Information includes, without limitation, the Software, Interface Information, User Documentation, training materials, each Login ID and Password, and security procedure information delivered to Ingram by pcOrder and marked as "confidential" or the like. The terms and conditions of this Agreement are Confidential Information; however, the existence of this Agreement is not Confidential Information. All Confidential Information of pcOrder and Ingram is proprietary to pcOrder (or its third party licensors) and Ingram, respectively, and includes trade secrets and the unpublished copyrighted material of pcOrder and its third party licensors and Ingram. Except as expressly permitted in this Agreement, neither party may copy, reproduce, or distribute the Confidential Information of the other party, and neither party shall sell, lease, license, assign, transfer, or disclose the other party's Confidential Information to any third party. Each party shall protect the other party's Confidential Information by using the same degree of care but no less than a reasonable degree of care as it uses to safeguard its own confidential or proprietary information of a like nature from unauthorized use, disclosure, or dissemination. Ingram shall not reverse engineer the Software, or disassemble, decompile, or apply any procedure or process to the Software in order to ascertain, derive, and/or appropriate for any reason or purpose, the source code or source listings for the Software, any trade secret information, process, or other Confidential Information contained in the Software.

14.2. The Software and pcOrder's method of representation of modeled data and "constraint based" configuration approach and concept, as well as that of any third party licensor are also Confidential Information, including information relating thereto as given in oral form in pcOrder's training classes.

14.3. Each party agrees to restrict access to the other party's Confidential Information to only the Affiliates, and the parties' and Affiliates' employees and contractors who require such access in the course of their assigned duties and responsibilities and who have been informed of the obligations of Section 14. The parties agree that their and the Affiliates' employees and contractors who may have access to any Confidential Information of the other party will be legally obligated, by a written agreement, to preserve the confidentiality of such information under terms and conditions no less restrictive than those set forth herein. For purposes of this Agreement, the term "access" shall exclusively mean access for Authorized Use only and shall not include the ability to copy or possess the Software or otherwise control its operation. The parties shall make all reasonable efforts to enforce such obligations.

14.4. Notwithstanding Section 14.3, no contractor who is a competitor of pcOrder may have access to pcOrder's Confidential Information.

14.5. Nothing in this Agreement shall be construed to convey any title or ownership rights to the Software or Confidential Information to Ingram or to any patent, copyright, trademark, or trade secret or grant any other right, title, or ownership interest to the Confidential Information except as may be provided by this Agreement.

14.6. Without granting any right or license, the foregoing obligations not to disclose Confidential Information shall not apply with respect to a party's Confidential Information which the other party can document and that: (i) was in the possession of or known by the other party without an obligation of confidentiality prior to receipt from the disclosing party, (ii) is or becomes general public knowledge through no fault or acts of the other party; (iii) is or becomes lawfully available to the other party from a third party without an obligation of confidentiality;
        (iv) is independently developed by the other party without use of any Confidential Information; or (v) is required to be disclosed pursuant to any law, code or regulation, provided the disclosing party is given ten
        (10) days written notice prior to such requirement in order that it may seek a protective order.

15.     TERM AND TERMINATION

15.1. This Agreement shall remain in effect from the Effective Date through December 31, 2003 unless terminated earlier as described below ("Initial Term"). Upon election by Ingram and pcOrder, the Agreement shall renew for additional twelve (12) month periods at pcOrder's then-current standard fees for the Software and Services. Within sixty (60) days prior to the end of the Initial Term or the then-current renewal term, pcOrder shall provide Ingram with a written notice of pcOrder's election to renew and Ingram shall indicate in writing to pcOrder its election to renew or to terminate the Agreement.

15.2. This Agreement and any license granted hereunder, except for copies of the Customer Desktop(TM) software actually distributed to a CD Licensed VAR Customer, and any respective Schedule may be respectively terminated earlier in accordance with the following:

        15.2.1. By pcOrder if Ingram fails to make any payments due hereunder within thirty (30) days after pcOrder delivers written notice of such default to Ingram.

        15.2.2. By either party on thirty (30) days written notice to the other party if the other party fails to perform any material obligation required of it under this Agreement and such failure is not cured within such thirty (30) day period.

        15.2.3. By either party if the other terminates or suspends its business, files a petition for bankruptcy or insolvency, has an involuntary petition filed against it, commences an action providing for relief under bankruptcy laws, files for the appointment of a receiver, or is adjudicated a bankrupt concern.

15.3. The terms and conditions of this Subscription and Services Agreement shall remain in effect and applicable to any Schedule that remains in effect after expiration or termination of this Agreement for the term of any such Schedule.

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                                                                    CONFIDENTIAL
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15.4.   pcOrder may immediately terminate this Agreement and any or all licenses hereunder if Ingram has materially breached its confidentiality obligations as set forth in Section 14 herein. Ingram may immediately terminate this Agreement if pcOrder has materially breached its confidentiality obligations as set forth in Section 14 herein.

15.5. Upon the termination of Ingram's licenses granted hereunder, for whatever reason, all licenses granted hereunder shall be immediately terminated, and Ingram and all Licensed Users shall immediately stop using the Software and shall return to pcOrder, or destroy, all copies thereof, as well as return or destroy all copies of pcOrder System User Documentation and related materials provided to Ingram under this Agreement for the Software. Upon such termination, pcOrder may deny Ingram and all Licensed Users access to all Software without incurring any liability. Within thirty (30) days from the termination of Ingram's licenses granted hereunder and in accordance with this Section 15, Ingram shall provide pcOrder with a written certification signed by an officer of Ingram that all copies thereof have been returned or destroyed and no copies of the Software have been retained by Ingram for any purpose whatsoever.

15.6. Neither party will be liable to the other party for damages of any sort solely as a result of terminating this Agreement in accordance with its terms. Termination of this Agreement will be without prejudice to any other right or remedy of either party.

15.7. Upon termination of this Agreement, the provisions of Sections 4, 13, 14, 15.7, 16.6, 18, and 19 shall survive termination of this Agreement and continue in effect and shall inure to the benefit and be binding upon the parties, including their legal representatives, heirs, successors, and permitted assigns.

16.     WARRANTY AND REMEDIES

16.1. Each party represents and warrants to the other that it has the right to enter into this Agreement and to perform its obligations under this Agreement. Without limitation, pcOrder represents and warrants that it has the right to grant to Ingram licenses as provided herein. Each party represents and warrants that it has the right to disclose to the other and grant the other party access to the information disclosed under the terms of this Agreement. pcOrder represents that, with respect to the Software, pcOrder shall not knowingly infringe any patent or copyright or violate any other proprietary rights of a third party.

16.2. Information and data provided by pcOrder to Ingram and Licensed Users through the Data and Model Maintenance Services is provided "AS IS" and is not verified or expressly or implicitly warranted by pcOrder. pcOrder does not represent that the information obtained is error free and shall not be liable or responsible for any pricing, configuration, availability, or other errors contained in any information provided to Ingram or Authorized Users.

16.3. Except as otherwise provided on a Schedule, pcOrder warrants that the Software will materially conform with the specifications set forth in any applicable Attachment A and User Documentation until [*]. Should the Software fail to materially conform to the specifications during the Warranty Period, Ingram shall promptly notify pcOrder in writing of such nonconformance. To the extent that the nonconformance exists in a current, unaltered release of the Software, pcOrder shall, at its own cost and expense, make every commercially reasonable effort to correct the nonconformance or, if necessary, to replace the nonconforming Software.

16.4. pcOrder warrants that the Software is Year 2000 Compliant. "Year 2000 Compliant" as used herein means that the Software will not mishandle date data, properly entered, as a result of the year change from December 31, 1999 to January 1, 2000, or due to the year 2000 being a Leap Year. This warranty is limited to the Software. This statement does not apply to any products or components of companies other than pcOrder, including but not limited to any other software, firmware, or hardware on the system on which the pcOrder products are installed. The Year 2000 Compliance of the Software is subject to and may be dependent on Year 2000 Compliance of such other products and components. pcOrder expressly disclaims any warranty obligation for any nonconformance with the foregoing warranty which arises out of a defect in any third party products or components.

16.5. pcOrder warrants that all services performed hereunder shall be performed in a workmanlike and professional manner by its employees or by third party contractors.

16.6. EXCEPT AS OTHERWISE STATED HEREIN, PCORDER MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

16.7. Notwithstanding Sections 16.1, 16.2, and 16.5, any express, implied, or statutory warranties arising under this Agreement are VOID if Ingram has made changes to the Software or permitted any changes to be made other than by or with the express, written approval of pcOrder.

17.     INFRINGEMENT

17.1. pcOrder agrees to indemnify and hold Ingram harmless from any and all claims, damages, costs, expenses (including, but not limited to, reasonable attorney's fees and costs) or liabilities that may result, in whole or in part, or arise out of any legal action based on any claim that any Software licensed by pcOrder to Ingram infringes any copyright, patent, trade secret, or other proprietary right of a third party. Such obligation is subject to the following conditions:

        17.1.1. Ingram must notify pcOrder in writing promptly after Ingram becomes aware of a claim or the possibility thereof.

        17.1.2. The parties agree to cooperate in good faith in the defense of any legal action or suit brought by third parties based on any claim that the Software violates or infringes upon the existing rights of any third party.

        17.1.3. pcOrder has sole control of the settlement, compromise, negotiation, and defense of any such action. Ingram may elect to participate in any such action with an attorney of its own choice and at its own expense; however, with regard to the infringement claim and the defense and/or litigation thereof, pcOrder shall remain in sole control.

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                                                                    CONFIDENTIAL
                                                                    ------------

        17.1.4. pcOrder may, at its sole option, obtain the right for Ingram to continue using the Software under this Agreement for the remaining portion of the then-current term, or replace or modify the Software so it is no longer infringing and is functionally equivalent to the infringing Software. If pcOrder is unable to, or if it is commercially unreasonable for pcOrder to provide Ingram with non-infringing Software, pcOrder will provide Ingram, as Ingram's sole remedy, a refund equal to the License Fees actually paid to pcOrder for such Software less an amount equal to [*].

        17.1.5. The foregoing indemnity shall not apply to any infringement claim to the extent that the claim arises from (i) Software which has been modified by Ingram or any third party; (ii) Ingram's use of the Software in conjunction with Ingram's data where use with such data gave rise to the infringement claim;
                (iii) Ingram's use of the Software with other software or hardware, where use with such other software or hardware gave rise to the infringement claim; or (iv) Ingram's unauthorized use of the Software.

17.2. SECTION 17 STATES THE ENTIRE LIABILITY OF PCORDER WITH RESPECT TO ANY CLAIM OF ANY TYPE INFRINGEMENT.

18.     LIMITATION OF LIABILITY

18.1. EXCEPT FOR THE INFRINGEMENT INDEMNIFICATION SET FORTH IN SECTION 17 HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE, WHETHER IN AN EQUITABLE, LEGAL, OR COMMON LAW ACTION ARISING HEREUNDER UNDER ANY THEORY OF LIABILITY INCLUDING CONTRACT, STRICT LIABILITY, INDEMNITY, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, FOR DAMAGES WHICH, IN THE AGGREGATE, EXCEED THE AMOUNT OF THE LICENSE FEES PAID BY INGRAM DURING THE CALENDAR YEAR IN WHICH SUCH DAMAGES AROSE.

18.2. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OF ANY KIND AND HOWEVER CAUSED (INCLUDING NEGLIGENCE), INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS OR BUSINESS INTERRUPTION EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

18.3. PCORDER FURTHER DISCLAIMS ANY LIABILITY FOR ANY PRICING, AVAILABILITY, OR OTHER ERROR CONTAINED IN ANY DATA INCLUDING PCORDER-INGRAM PRODUCT DATA OR DATA PROVIDED TO LICENSED USERS.

18.4. Neither party shall be liable for any delay or failure to perform its obligations and Services hereunder for causes that are beyond its reasonable control except for the payment of monies. For illustration purposes, and without limiting the generality thereof, such causes shall include, but are not limited to, acts of nature, floods, fires, loss of electricity or other utilities, lack of Ingram support necessary for the timely provision of Services, or delays by Ingram in providing ANY required information, personnel, or performing any other obligation hereunder.

19.     SOFTWARE ESCROW

19.1.   Source Code Escrow.  pcOrder agrees to deposit with Data Securities
        -------------------
        International, Inc. ("DSI"), into an escrow deposit account established and paid for by Ingram, a copy of the source code for the Software identified in Attachment A to the Subscription and Services Agreement ("Software Source Code") and pursuant to the terms of the incorporated Attachment I, Technology Escrow Agreement between DSI, pcOrder, and Ingram. Within a reasonable time after the Effective Date, pcOrder shall deposit with DSI such Software Source Code. Thereafter, pcOrder shall keep within a reasonable amount of time the Software Source Code current with any updates, enhancements, and new releases licensed hereunder.

19.2.   Escrow License.  Upon release of the Software Source Code by DSI to
        ---------------
        Ingram pursuant to Attachment I hereto, pcOrder hereby grants to Ingram a nonexclusive , nontransferable, nonassignable right and license to use the Software Source Code solely for the purposes of Maintenance and Support of the Software. Such license shall terminate in accordance with
        Section 15. Ingram agrees that the provisions of Section 15.5 shall also apply to released Software Source Code.

19.3.   Conditions of Escrow Use.  Software Source Code released to Ingram
        -------------------------
        pursuant to Attachment I hereto shall be deemed Confidential Information of pcOrder subject to the requirements of Sections 14.1 and 14.5 and shall not be disclosed unless Ingram can document that the Software Source Code meets conditions (i) through (v). Without limiting the generality of such requirements, Ingram shall maintain such released Software Source Code at an Ingram site:

        19.3.1. Ingram shall designate a manager who shall have responsibility for preserving the security of the Software Source Code at all times;

        19.3.2. Ingram shall (i) maintain such Software Source Code (including any media containing such Software Source Code) in a room or locker to which access may be obtained only through a key or computerized card-access security device, and (ii) if such Software Source Code is in machine-readable form on any computer equipment, Ingram will limit access to such Software Source Code through a password-based computer control facility;

        19.3.3. no person other than such manager and other personnel specifically designated by such manager (solely on a "need to know" basis) may have access to such Software Source Code;

        19.3.4. no individual shall have such access unless he or she (i) has been made aware of and acknowledges, in writing, the confidential and proprietary nature of such Software Source Code; (ii) has been trained with respect to the procedures designed to preserve its confidentiality, and (iii) is subject to a binding and enforceable obligation neither to use such

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                                                                    CONFIDENTIAL
                                                                    ------------

                 Software Source Code (other than for the purposes expressly permitted by this Agreement) nor to disclose such Software Source Code to any person other than Ingram personnel similarly authorized to access such Software Source Code; and

        19.3.5. the manager shall maintain a record of all persons who have access to such Software Source Code and the location of all Software Source Code (and shall make such records available to pcOrder upon pcOrder's written request).

19.4.  Failure to Comply with Escrow Provisions.  Ingram's failure to comply
       -----------------------------------------
       with the conditions of escrow use set out in Sections 19.2 and 19.3 of this Agreement shall constitute an event of default entitling pcOrder to immediately terminate the Agreement for cause.

19.5.  Term of Escrow.  The escrow obligations of this Section 19 shall
       ---------------
       terminate upon the termination or expiration of this Agreement. The deposit renewal obligations only of this Section 19 shall terminate on the termination or expiration of this Agreement.

19.6.  Conditions of  Release From Escrow.  All Software Source Code deposited
       -----------------------------------
       by pcOrder shall be released to Ingram only if (i) pcOrder fails to carry out maintenance or support obligations specified in Section 9 herein or
       (ii) pcOrder fails to continue to do business in the ordinary course.

19.7. A mutually acceptable Technology Escrow Agreement, executed by pcOrder, Ingram, and DSI shall be attached hereto on or about September 15, 1998 and identified as Attachment I to the Subscription and Services Agreement. The parties shall not unreasonably withhold such acceptance.

20.    FOREIGN DATA MAINTENANCE SERVICES

20.1. The parties shall use best efforts to mutually agree by [*] upon an amendment to Schedule 2 hereto to accommodate Data Maintenance Services for Ingram's foreign catalog.

21.    MISCELLANEOUS

21.1. This Agreement shall not be amended unless in writing signed by each party. All changes to this Agreement shall be made by written amendment and any alterations made on the Agreement document itself shall be of no force or effect.

21.2. Neither party may assign this Agreement or any license created hereunder by operation of law, change of control, or in any other manner without the prior written consent of the other.

21.3. In the event an action is brought to enforce any provision or declare a breach of this Agreement, the prevailing party shall be entitled to recover, in addition to any other amounts awarded, reasonable legal and other related costs and expenses, including reasonable attorneys' fees, incurred thereby.

21.4. Each party acknowledges that the other party shall have the right to take all reasonable steps to protect its Software, Confidential Information, and Ingram Confidential Information, including, but not limited to, injunctive relief and any other remedies as may be available at law or in equity in the event the other party does not fulfill its obligations under this Agreement.

21.5. Any notice required under the Agreement shall be given in writing and shall be deemed effective upon delivery to the party to whom addressed. All notices shall be sent to the applicable address specified on the face page hereof or to such other address as the parties may designate in writing.

21.6. If any term or provision of this Agreement is determined to be invalid or unenforceable for any reason, it shall be reformed rather than voided, if possible, to achieve the intent of the parties to the fullest extent possible. In any event, all other terms and provisions shall be deemed valid and enforceable to the maximum extent possible.

21.7. The failure of a party to enforce any provision of this Agreement shall not constitute a waiver of such provision, remedy, or the right of such party to enforce such provision or any other provision.

21.8. The parties are independent contractors and nothing in the Agreement shall be deemed to make a party an agent, employee, partner, or joint venturer of the other. Neither party shall have authority to bind, commit, or otherwise obligate the other party in any manner whatsoever.

21.9. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all proposals and prior discussions and writings between the parties with respect thereto.

21.10. pcOrder shall have the right to use third parties in performance of its obligations and Services hereunder and, for purposes of the Agreement, all references to pcOrder or its employees shall be deemed to include such third parties.

21.11. This Agreement may be signed in one or more counterparts, each of which is an original for all purposes but all of which taken together constitute only a single instrument.

21.12. Ingram shall comply with all then-current export and import laws and regulations of the United States and such other governments as are applicable when using the Software. Ingram hereby certifies that it will not export, re-export, transship, or transmit the Software, or any portion thereof, or related information, media, or products in violation of United States laws and regulations.

21.13. The parties agree to comply with all applicable laws, regulations, and ordinances relating to their respective performance under this Agreement.

21.14. The terms and conditions of any purchase order or other instrument issued by a party in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on the other party.

21.15. pcOrder reserves all rights not specifically granted herein.

21.16. During the term of this Agreement and for a period of one (1) year thereafter, Ingram agrees not to solicit nor attempt to solicit the services of any employee or contractor of pcOrder or former employee within six (6) months of employment termination from pcOrder without the prior written consent of pcOrder.

                                                                    CONFIDENTIAL
                                                                    ------------

21.17. Headings are for reference purposes only, have no substantive effect, and shall not enter into the interpretation hereof.

21.18. In the event of a conflict between the terms and conditions of the Subscription and Services Agreement and any Schedules and Attachments thereto, the terms and conditions of the Schedules and Attachments shall prevail in that order.

       By signing below, each party acknowledges that it has read, understands, and agrees to the terms of this Agreement:


pcOrder.com, Inc.:                         Ingram Micro Inc.:

/s/ Christina Jones 9/3/98                 /s/ David M. Carlson 3/2/98
______________________________________     _____________________________________
By:  Signature      Date                   By:  Signature        Date

Christina Jones                            David M. Carlson
______________________________________     _____________________________________
Name                                       Name

President                                  Senior Vice President
______________________________________     _____________________________________
Title                                      Title

                                                                    CONFIDENTIAL
                                                                    ------------

                                  ATTACHMENT A
                   TO THE SUBSCRIPTION AND SERVICES AGREEMENT

          LICENSED SOFTWARE and FUNCTIONAL AND DATA MODULES (bulleted)
Software

1.  Customer Desktop(TM) software

        .  [*]

        .  [*]

        .  [*]

        .  [*]

        .  [*]

        .  [*]

2.  Sales Desktop(TM) software

3.  eStation [*]

4.  Prime Access Web Storefront

5.  pcOrder Server Software:

    5.1.  [*] Sales Desktop(TM) software [*]


          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

    5.2.  [*] eStation and Prime Access Web Storefront

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

          .  [*]

                                                                    CONFIDENTIAL
                                                                    ------------
                                  ATTACHMENT B
                   TO THE SUBSCRIPTION AND SERVICES AGREEMENT

                         CUSTOMER DESKTOP(TM) software
                           END-USER LICENSE AGREEMENT


                    END-USER LICENSE AGREEMENT FOR SOFTWARE

IMPORTANT-READ CAREFULLY: This pcOrder(R) End-User License Agreement ("EULA") is a legal agreement between you (either an individual or a single entity) and pcOrder.com, Inc. ("pcOrder") for the pcOrder software product identified above, which includes computer software and may include associated media, printed materials, and "online" or electronic documentation ("Software"). By installing, copying, or otherwise using the Software, you represent and warrant that you have adequate legal capacity to enter into this binding agreement and agree to be bound by the terms of this EULA. If you do not or can not agree to the terms of this EULA, do not install or use the Software; you may however, return it to your licensor for a full refund of any amounts paid.

The Software is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The Software is licensed, not sold.

1. GRANT OF LICENSE. This EULA grants you a nonexclusive, nontransferable, perpetual license to use a single copy of the object code version of the Software under the terms and conditions of this End User License Agreement. You may use the Software for internal use in connection with your own business requirements. This EULA also grants you the following rights:

   Installation-The CD-ROM or floppy disk(s) on which the Software reside may contain several copies of the Software, each of which is compatible with a different microprocessor architecture (such as the x86 architecture or various RISC architectures). You may install the Software for use with only one of those architectures at any given time. You may install one copy of the Software on a single computer acting as a server ("Server").

   Use of the Software-You may use one copy of the Software on one Server, which may be connected at any point in time to an unlimited number of workstations or computers operating on one or more network. You may make one copy of the Software solely for backup or archival purposes. You may not copy the printed materials accompanying the Software.

   Other-Transfer. You may transfer the Software to another computer, provided that it is removed from the computer from which it is transferred.

   Notice to Users. You shall inform all users of the Software of the terms and conditions of this EULA.

2. DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS

   Rental. You may not rent, lease, or lend the Software, but you may transfer the Software and accompanying written materials on a permanent basis, provided you retain no copies and the recipient agrees to the terms of this EULA.

   Version Limitation. The Software contains a certain version number (such as version "3.5"). This EULA permits you to install one copy of the Software with the same (or a lower) version number as the Software version number listed above on a single Server (for example, if the version number listed above is "3.5," you may install Software that contains a "3.5" or 2.0" version number, but not a "3.6" version number).

   Termination. Without prejudice to any other rights, pcOrder may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the Software and all of its component parts.

   Maintenance and Support Services. pcOrder may provide you with maintenance and support services related to the Software ("Support Services"). [*]. The Initial Support Period shall commence upon your registration of the Software with pcOrder, or in the event you registered a trial version of the Software prior to purchasing a license, upon your registration of the trial version. Support Services are limited to the correction of errors to keep the Software in conformance with the user documentation. Use of the Support Services is governed by the pcOrder policies and programs described in the use manual, "online" documentation, and/or other pcOrder-provided materials. Support Services may be extended for the fees specified in the policies and program materials. Any supplemental software code provided to you as part of the Support Services shall be considered part of the Software and subject to the terms and conditions of this EULA. With respect to technical information you provide to pcOrder as part of the Support Services, pcOrder may use such information for its business purposes, including for product support and development. pcOrder will not utilize such technical information in a form that personally identifies you.

                                                                    CONFIDENTIAL
                                                                    ------------

3. UPGRADES. If the Software is labeled as an upgrade, you must be properly licensed to use a product identified by pcOrder as being eligible for the upgrade in order to use the Software. Software labeled as an upgrade replaces and/or supplements the product that formed the basis for your eligibility for the upgrade, and following the upgrade you may use the resulting Software only in accordance with the terms of this EULA.

4. TITLE, CONFIDENTIALITY. You acknowledge that this is a license agreement and not an agreement for sale. You further acknowledge that the title and intellectual property rights in and to the Software (including any images, "applets," photographs, animations, video, audio, music, and text incorporated into the Software), accompanying printed materials, and any copies you are permitted to make herein are owned by pcOrder or its suppliers. You may not disclose, give or transfer the Software to any other party.

5. IMPORT/EXPORT. You agree to comply with all then-current export and import laws and regulations of the United States and such other governments as are applicable when distributing and/or using the Software. You hereby certify that you will not directly or indirectly export, re-export, transship, or transmit the Software, or any portion thereof, or related information, media, or products in violation of United States laws and regulations.

6. NOTE ON JAVA SUPPORT. THE SOFTWARE MAY CONTAIN SUPPORT FOR PROGRAMS WRITTEN IN JAVA. JAVA TECHNOLOGY IS NOT FAULT TOLERANT AND IS NOT DESIGNED, MANUFACTURED, OR INTENDED FOR USE OR RESALE AS ONLINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATION SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT MACHINES, OR WEAPONS SYSTEMS, IN WHICH THE FAILURE OF JAVA TECHNOLOGY COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE.

7.  LIMITED WARRANTY

    LIMITED WARRANTY. pcOrder warrants that (a) the Software will perform substantially in accordance with the accompanying written materials for a period of [*] from the date of receipt, and (b) any Support Services provided by pcOrder shall be substantially as described in applicable written materials provided to you by pcOrder, and pcOrder support engineers will make commercially reasonable efforts to solve any problem. To the extent allowed by applicable law, implied warranties on the Software, if any, are limited to [*]. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

    CUSTOMER REMEDIES. pcOrder's and its suppliers' entire liability and your exclusive remedy shall be, at pcOrder's option, either (a) return of the price paid, if any, or (b) repair or replacement of the Software that does not meet pcOrder's Limited Warranty and this is returned to pcOrder with a copy of your receipt. This Limited Warranty is void if failure of the Software has resulted from accident, abuse, or misapplication. Any replacement of the Software will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer. Outside the United States, neither these remedies nor any product support services offered by pcOrder are available without proof of purchase from an authorized international source.

    NO OTHER WARRANTIES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, PCORDER AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES AND CONDITIONS, WITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT, WITH REGARD TO THE SOFTWARE PRODUCT, AND THE PROVISION OF OR FAILURE TO PROVIDE SUPPORT SERVICES. THIS LIMITED WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHERS, WHICH VARY FROM STATE/JURISDICTION TO STATE/JURISDICTION.

8.  LIMITATION OF LIABILITY

    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL PCORDER OR ITS SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE OR THE FAILURE TO PROVIDE SUPPORT SERVICES, EVEN IF PCORDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY. IN NO EVENT SHALL PCORDER BE LIABLE ON ANY THEORY OF LIABILITY, WHETHER IN AN EQUITABLE, LEGAL, OR COMMON LAW ACTION ARISING HEREUNDER FOR CONTRACT, STRICT LIABILITY, INDEMNITY, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, FOR DAMAGES WHICH, IN THE AGGREGATE, EXCEED THE GREATER OF THE AMOUNT OF THE LICENSE FEES PAID BY YOU FOR THE SOFTWARE WHICH GAVE RISE TO SUCH DAMAGES; PROVIDED, HOWEVER, IF YOU HAVE ENTERED INTO A PCORDER SUPPORT SERVICES AGREEMENT, PCORDER'S ENTIRE LIABILITY REGARDING SUPPORT SERVICES SHALL BE GOVERNED BY THE TERMS OF THAT AGREEMENT.

                                                                    CONFIDENTIAL
                                                                    ------------
    BECAUSE SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

9.  U.S. GOVERNMENT RESTRICTED RIGHTS

    Any use, duplication, or disclosure by or to the U.S. Government is subject to Restricted Rights pursuant to subparagraph (c)(I)(ii) of the Rights in Technical Data and Computer Software clause at 52.227-7013 of the Federal acquisition Regulations or similar regulations as applicable. Manufacturer is pcOrder.com, Inc. 5000 Plaza on the Lake, Austin Texas 78746.

10. MISCELLANEOUS:

    With respect to non-technical information you transmit to pcOrder through your use of this product, pcOrder may use such information for its internal business purposes. pcOrder will not utilize such information in a form that personally identifies you.

    If you acquired this product in the United States, this EULA is governed by the laws of the State of Texas.

    If this product was acquired outside the United States, then local law may apply.

    The United Nations Convention on the International Sale of Goods shall not apply to any transactions under this Agreement.

    This EULA constitutes the entire agreement between the parties regarding the Software and supercedes all proposals and prior discussions and writings between the parties with respect thereto. Should you have any questions concerning this EULA, or if you desire to contact pcOrder for any reason, please contact the pcOrder subsidiary serving your country, or write: pcOrder.com, Inc., Attn: Contract Administration, 6034 W. Courtyard Drive, Austin, Texas 78730.

    pcOrder is a registered trademark of pcOrder.com, Inc. Customer Desktop(TM) is a trademark of pcOrder.com, Inc.

                                                                    CONFIDENTIAL
                                                                    ------------

                                  ATTACHMENT C
                   TO THE SUBSCRIPTION AND SERVICES AGREEMENT

                           DIGITIZED ACCESS AGREEMENT

PLEASE CAREFULLY READ THE TERMS AND CONDITIONS OF THIS AGREEMENT BEFORE ACCESSING THE SYSTEM. BY ACCESSING THE SYSTEM, YOU AGREE TO BE BOUND BY THE TERMS OF THIS AGREEMENT. IF THIS AGREEMENT IS NOT ACCEPTABLE TO YOU, DO NOT ACCESS THE SYSTEM. YOUR USE OF THE SYSTEM IS SUBJECT TO AND CONTINGENT ON YOUR ACCEPTANCE OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.

                                ACCESS AGREEMENT

THIS AGREEMENT (the "Agreement") is hereby entered into between _______, ("Host") and the person executing this Agreement ("You"). The following terms and conditions apply to your use of this Internet system (the "System")

1. Agreement. This Agreement governs (a) Your relationship with Host, whose PC hardware and system data information that currently reside on the System (the "Data") represent a Third Party Provider's(s') products (the "Products") and (b) Your use of the System, as described more fully in
    Section 2 "OnLine Services". The terms and conditions of this Agreement may be changed by Host upon publication of a notice in the OnLine Services and any such change will be effective upon publication. If You use the OnLine Services after the effective date of any such change you will be deemed to have accepted that change. If You do not agree with a proposed change, You may terminate this Agreement as specified in Section 11 "Term & Termination".

2. OnLine Services. The Host and the Third Party Provider (s) (collectively "Online Service Providers"), on this Internet site, provide a proprietary System consisting of the enabled features provided herein (the "OnLine Services"). Online Service Providers may, in their sole discretion change, add or discontinue features and access privileges available through the OnLine Services at any time.

3. Ordering Products. Host is not a party to transactions between You and the Third Party Provider(s), and You agree to look solely to the Third Party Provider(s) for all claims regarding the Products.

Depending on the functionality provided herein, You may have the option to purchase Products over the OnLine Services using a credit card and by sending that information over the Internet to Host. The OnLine Services use the "Secure Sockets Layer," which is intended to encrypt your communication to protect the information from access by unauthorized third parties. Neither Host nor any Online Service Provider, however, can guarantee that the Secure Sockets Layer will operate as intended or that a third party will not be able to access such information. If you have any concerns about sending such information over the Internet, you should use an alternative means of payment. You agree that the Online Service Providers shall not have any liability for any failure by the encryption technology to protect your information.

The OnLine Services may contain links to other sites on the Internet which are owned and operated by Product manufacturers and other third parties (the "External Sites"). You acknowledge that Online Service Providers are not responsible for the availability of, or the content located on or through, any External Site. You should contact the site administrator or Webmaster for those External Sites if you have any concerns regarding such links or the content located on such External Sites.

4. Access to OnLine Services. This World Wide Web address may be changed from time to time. You are responsible, at Your own expense, to obtain, install, configure and maintain equipment to access and use the OnLine Services. You assume all risk for ensuring the ongoing compatibility of remote access equipment with the OnLine Services.

5. Use of OnLine Services. If You have been provided with a User ID and password, then You are responsible for safeguarding and protecting your User ID and password from disclosure or use by others. You will promptly change Your password and notify Host if You have reason to believe Your account is being accessed or used by others. YOU ARE STRICTLY LIABLE FOR ALL ACTIVITY USING YOUR USER ID AND ACCOUNT.

You may use the System solely for accessing the Data that is made available in the System and, if applicable, ordering Products from the Third Party Provider(s). The information obtained from the System may be used solely in support of Your internal business or personal activities. In conjunction with Your use of the System, You may download, store, load and execute any JAVA applets or other Ingram-side routines (collectively, the "JAVA Applets") made available by Online Service Providers for such purpose.

You may not use the System or the JAVA Applets except as authorized under this Agreement. You may not:

        i. publicly display, copy, download, store, reproduce, transmit, distribute, resell or otherwise exploit any part of the OnLine Services, or JAVA Applets or data or information derived from the OnLine Services, in any format or through any technology or media now existing or hereafter developed; or

        ii. reverse engineer, disassemble, decompile, or otherwise apply any procedure or process to the JAVA Applets in order to ascertain, derive, and/or appropriate for any reason or purpose, the source code or source listings for the JAVA Applets or any trade secret information contained in the JAVA Applets; or

        iii. disclose the JAVA Applets to any third parties; or

        iv. assign, transfer, sublicense, rent, lease or loan any of Your rights, nor delegate any of Your obligations under this Agreement, and any attempt to the contrary shall be void and a material breach of this Agreement.

                                                                    CONFIDENTIAL
                                                                    ------------

Your obligations hereunder shall survive termination of this Agreement.

6. Warranties. INFORMATION CONTAINED IN THE ONLINE SERVICES REPRESENTS DATA COMPILED BY ONLINE SERVICE PROVIDERS FROM HARDWARE MANUFACTURERS, DISTRIBUTORS AND OTHER THIRD PARTIES AND IS MADE AVAILABLE TO YOU ON AN "AS IS" BASIS. ONLINE SERVICE PROVIDERS MAKE NO WARRANTIES OR REPRESENTATIONS REGARDING THE INFORMATION. YOU AGREE THAT THE ONLINE SERVICES ARE PROVIDED STRICTLY ON AN "AS IS" AND "AS AVAILABLE" BASIS WITHOUT ANY EXPRESS OR IMPLIED WARRANTY, GUARANTEE OR OTHER ASSURANCE OF QUALITY, CONFORMITY WITH SPECIFICATIONS, RELIABILITY OR FUNCTIONALITY. YOU ACCEPT ALL RISK CONCERNING SUITABILITY, USE, ERRORS, DELAY, PERFORMANCE, OR NONPERFORMANCE OF THE ONLINE SERVICES AND ALSO CONCERNING ANY LENDING SERVICES OR SECURITY BREECHES. ONLINE SERVICE PROVIDERS MAKE NO WARRANTY, EXPRESS, STATUTORY, OR IMPLIED, AND DISCLAIM ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

7. Ordering and Acceptance. Any prices contained on the System have been provided to Online Service Providers by third parties and to the best of Online Service Provider's knowledge, the prices are accurate. If You submit an order and it is determined that the prices on which the order was based are in fact, inaccurate, Your Order will be rejected and You will have the opportunity to submit a new order at the correct pricing.

8. Certain Proprietary Rights. The JAVA Applets provided hereunder may contain trade secret and other proprietary information belonging to the Online Service Providers. You agree that all right, title and interest (including all copyrights and other intellectual property rights) in the JAVA Applets and the OnLine Services belong exclusively to the Online Service Providers.

9. Force Majeure. Online Service Providers are excused from any failure or delay in performance of responsibilities otherwise imposed by this Agreement for any cause beyond its reasonable control.

10. Limitation of Remedies & Liabilities IN NO EVENT SHALL ONLINE SERVICE PROVIDERS BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST SAVINGS OR PROFIT, LOST DATA, BUSINESS INTERRUPTION OR ATTORNEYS FEES EVEN IF NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) INCURRED BY YOU OR ANY THIRD PARTY. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE FOREGOING LIMITATION MAY NOT APPLY TO YOU.

11. Term & Termination. This Agreement shall continue in full force and effect each time and for as long as You use the System.

    Notwithstanding the foregoing, (i) Host may suspend or terminate this Agreement at any time without notice, and (ii) You may terminate this Agreement at any time if You do not agree to any amendment published under the Section entitled "Agreement". Termination of this Agreement will terminate Your ability to access or use the OnLine Services.

12. Export Regulations. The transfer of technology across national boundaries is regulated by the U.S. Government. You hereby certify that you are not a national or resident of any country under current trade embargo by the United States Government and agree not to export or re-export (including by way of inbound or outbound electronic transmission) any data or technology derived from the pcOrder System in violation of United States laws and regulations. This provision and the certifications made herein shall survive termination of this Agreement.

13. Miscellaneous. This Agreement is the entire Agreement between the parties and shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any principles of conflicts of law, and the United States, including U.S. Copyright Law. If any provision of this Agreement shall be unlawful, void, or for any reason unenforceable, then that provision shall be reformed, if possible, to the minimum extent necessary to otherwise remain in full force and effect and shall not affect the validity and enforceability of any remaining provisions. This Agreement may only be amended as provided in Section 1 "Agreement". This document and Your signature in electronic form, or a hardcopy duplicate in good form, shall be considered an original document with authenticated signature admissible into evidence unless the document's authenticity is genuinely placed in question.


NOTICE
********************************************************************************
Your use of these OnLine Services is governed by and conditioned on your consent to this Web Storefront Access Agreement. You agree that You have reviewed this Agreement to your satisfaction. By entering your name below, you agree to be bound by this Agreement, just as if you had signed it in pen and ink.

Enter Signature: _______________________________________________

                                                                    CONFIDENTIAL
                                                                    ------------


                                  ATTACHMENT D
                   TO THE SUBSCRIPTION AND SERVICES AGREEMENT

                             ADDITIONAL AFFILIATES

The following legal entities shall be deemed Affiliates for purposes of this
Agreement:

1.  [*].

                                                                    CONFIDENTIAL
                                                                    ------------

                                  ATTACHMENT E
                   TO THE SUBSCRIPTION AND SERVICES AGREEMENT

                               BUSINESS PROCESSES

Pursuant to Section 12.2 herein, the parties shall use best efforts to mutually agree upon business processes to implement the provisions herein including those business processes by which Ingram shall:

1.  [*];

2.  [*].

3. obtain and distribute applicable Passwords and Logon IDs for licensed access to the pcOrder Server Software;

4.  [*];

5.  [*];

6.  obtain record information set forth in Section 4;

7.  [*]:

    7.1.  [*];

    7.2.  [*];

    7.3.  [*]; and

    7.4.  [*].

8.  [*]; and

9.  [*].

                                                                    CONFIDENTIAL
                                                                    ------------

                                  ATTACHMENT F
                   TO THE SUBSCRIPTION AND SERVICES AGREEMENT

                                PAYMENT SCHEDULE

Notwithstanding any provision to the contrary, Ingram shall pay the Minimum Payment amounts listed in accordance with the payment schedule set forth in Table 1-Payment. Shortfalls for one item shall not be credited by other items exceeding such minimum amounts for the same period. In addition, amounts exceeding the minimum amount for any item listed above shall be applied as a credit for succeeding periods for that same item. If, at the end of any period defined above, the fees due or paid for each item listed above does not meet or exceed the minimum payment amount listed for the then-current period, Ingram shall pay pcOrder the minimum amount listed above for such item during such period within 30 days of the end of such period.



[*]


                                                                    CONFIDENTIAL
                                                                    ------------

                                  ATTACHMENT G
                   TO THE SUBSCRIPTION AND SERVICES AGREEMENT

                            IMPLEMENTATION SCHEDULE

Pursuant to Section 12.1, the parties agree to use best efforts to mutually agree upon respective dates by which pcOrder and Ingram shall use commercially reasonable efforts to deploy the following products:

                     PRODUCT                                     DATE
                     -------                                     ----

1.  The first Prime Access Web Storefront activated under Section 3.1.3.

2.  The first Customer Desktop(TM) software distributed under Section 3.2.

3.  The initial capability to access eStation [*] under Section 3.3.

4.  The first Sales Desktop(TM) software provided to Ingram for Use under
    Section 3.4.

5.  Providing pcOrder Interface Information under Section 3.5.

6.  The initial capability to access pcOrder's Checker [*] under Section 3.6.
    and

7.  [*]

                                                                    CONFIDENTIAL
                                                                    ------------


                                  ATTACHMENT H
                   TO THE SUBSCRIPTION AND SERVICES AGREEMENT

                            MAINTENANCE AND SUPPORT

In consideration of Ingram's payment to pcOrder of the applicable License Fees, pcOrder shall provide the maintenance and support services listed in this Attachment for the period commencing on the Effective Date and terminating upon termination of the Agreement.

1. pcOrder shall provide Ingram with the following Maintenance and Support Services [*]:

        1.1. Use all commercially reasonable efforts to provide Ingram with available solutions and corrections for reported problems, which are replicated and diagnosed by pcOrder as Material Defects in the Software, so that the Software materially conforms with the functionality in Attachment A and any applicable User Documentation. [*];

        1.2. [*] Holidays currently observed by pcOrder, which may change from time to time at the sole discretion of pcOrder, are New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving, Christmas Eve, and Christmas Day. [*]; and

        1.3. [*]

2. To assist pcOrder in performance of its maintenance and support obligations, Ingram shall provide pcOrder with the following:

        2.1. [*]; and

        2.2. [*]

3. pcOrder shall not be obligated to provide Maintenance and Support Services for any software other than pcOrder's standard Software, which is released, for the use of pcOrder's general client base. Unless expressly and mutually agreed, pcOrder will not maintain and support any software, which has been customized or modified by any third party other than by or with the express, written approval of pcOrder.

                                                                    CONFIDENTIAL
                                                                    ------------

                                 ATTACHMENT I
                  TO THE SUBSCRIPTION AND SERVICES AGREEMENT

                          TECHNOLOGY ESCROW AGREEMENT

                                                                  CONFIDENTIAL

                                 SCHEDULE 1
                  PROFESSIONAL CONSULTING SERVICES SCHEDULE
                     TO SUBSCRIPTION AND SERVICES AGREEMENT

                                   between

                              pcOrder.com, Inc.
                           a Delaware Corporation
                      5000 Plaza on the Lake, Suite 100
                              Austin, TX 78746
                                  "pcOrder"

                                     and

                              Ingram Micro Inc.
                           a Delaware Corporation
                            1600 St. Andrew Place
                            Santa Ana, CA  92705
                                  "Ingram"

                               _______________
This Professional Consulting Services Schedule amends Subscription and Services Agreement between the parties, having an Effective Date of September 1, 1998.

1.   Software Consulting Services:

1.1. [*]

     1.1.1. pcOrder and Ingram shall mutually cooperate with Ingram to integrate the pcOrder System into Ingram's [*]

     1.1.2. Ingram hereby grants pcOrder a nonexclusive, world-wide, royalty free, fully paid-up right and license to:

              1.1.2.1.  access and use Ingram's Impulse System [*]

              1.1.2.2.  access and use Ingram's [*] System; and

              1.1.2.3.  sublicense the rights and licenses granted in Sections
                        1.1.2.1 and 1.1.2.2 to [*] customers.

     1.1.3. Ingram represents that they have the right to allow the pcOrder System to integrate to, access, and use [*]

1.2. Any additional Consulting Services shall be outlined in a mutually agreed upon and jointly executed Assignment Order.

2.   Fees:

2.1. The fee for any additional Consulting Services not set forth in this Professional Consulting Services Schedule or the Subscription and Services Agreement shall be calculated on a time and materials basis at the hourly rates set forth in Section 3 of this Schedule.

2.2. Ingram agrees to pay the below-specified fees for additional Consulting Services, which are priced on a time and materials basis, and, in accordance with Ingram's standard expense policies, Ingram agrees to pay all reasonably incurred out-of-pocket expenses for Consulting Services.

2.3. Termination of the Subscription and Services Agreement shall not, under any circumstances, relieve Ingram from the obligation to pay for all additional Consulting Services provided under this Schedule on a time and materials basis, prior to such termination.

3.   Pricing for Consulting Services:
     pcOrder shall make Consulting Services available to Ingram, during the term of the Agreement, at the following rates:

3.1. Section 1.1 [*]
     Consulting Services:                     [*]/hr with a [*] cap.

3.2. Other Technical Consulting Services:     [*]/hr.

3.3. Deployment Consulting Services           [*]/hr.

4.   Indemnity

4.1. pcOrder shall indemnify, defend and hold harmless Ingram, its officers, directors, employees, associates, subcontractors, agents and representatives, from and against any and all claims, causes of action, losses, liability, damages (including any punitive or exemplary damages) and all incidental costs and expenses thereto (including without limitation counsel fees and legal expenses), which any or all of them may incur, suffer or be required to pay resulting from or arising out of or relating to a pcOrder consultant's services on

          Ingram's site that result in any loss, damage or destruction of tangible property and/or illness, injury (including but not limited to sexual harassment, defamation, and intentional tort claims) or death to any person.

5.    Insurance

5.1.  pcOrder shall maintain through the term of this Agreement:

      5.1.1. Worker's compensation as required by applicable worker's compensation laws.

      5.1.2. Employer's liability insurance with a limit of not less than $[*] for each accident and $[*] per employee for bodily injury by illness, with an illness policy aggregate of $[*].

      5.1.3. Commercial general liability insurance covering all operations of pcOrder. Coverage shall include products/completed operations, plus broad form endorsement (including independent contractors, broad form contractual, broad form property damage, personal injury, etc.) with a combined single limit of not less than $[*] per occurrence/ $[*] general aggregate applying per Consulting Services outlined in each respective Assignment Order.

      5.1.4. Business Automobile insurance to cover liability arising out of the use or ownership of licensed motor vehicles (whether owned, rented or borrowed) with a limit of liability of $[*] combined single limit.

      By signing below, each party acknowledges that it has read, understands, and agrees to the terms of this Professional Consulting Services Schedule.

pcOrder.com, Inc.:                         Ingram Micro Inc.:

     /s/ Christina Jones 9/3/98                 /s/ David M. Carlson 3/2/98
     _________________________________          ________________________________
By:  Signature      Date                   By:  Signature        Date

     Christina Jones                            David M. Carlson
     _________________________________          ________________________________
     Name                                       Name

     President                                  Senior Vice President
     _________________________________          ________________________________
     Title                                      Title

                                                                    CONFIDENTIAL
                                                                    ------------

                                  SCHEDULE 2
                  DATA AND MODEL MAINTENANCE SERVICES SCHEDULE
                     TO SUBSCRIPTION AND SERVICES AGREEMENT
                                    between
                               pcOrder.com, Inc.
                       5000 Plaza on the Lake, Suite 100
                                Austin, TX 78746
                                   "pcOrder"

                                      and

                               Ingram Micro Inc.
                             a Delaware Corporation
                             1600 St. Andrew Place
                              Santa Ana, CA  92705
                                    "Ingram"
                                _______________


This Data and Model Maintenance Services Schedule amends the Subscription and Services Agreement having an Effective date of September 1, 1998. For purposes of the Subscription and Services Agreement and this Schedule, "Data and Model Maintenance Services" are defined as: (i) data compilation services to provide Ingram with information and data regarding Ingram Products; (ii) services required to maintain Ingram Product pricing and availability information; (iii) services required to change attributes of the Ingram Products; and (iv) the activities specified herein.

1.    DEFINITIONS

1.1. A "SKU" represents a computer component or peripheral product for which pcOrder provides Data Maintenance. For purposes of this Agreement, "SKU" shall mean a part number representing a specific Ingram Product.

1.2. A "Data Sheet SKU" is a SKU which requires population of Extended Attributes so as to enable Data Sheet generation for that SKU.

1.3. A "Configurable SKU" is a SKU which requires population of Configuration Attributes so as to enable Configuration for that SKU. By definition, Configurable SKUs are those SKUs that correspond to one of the configurable product types listed in Attachment A to this Schedule and made a part hereof.

1.4. A "Complex SKU" is a SKU which is either a Configurable SKU, a Datasheet SKU, or both.

1.5. "Class" is a grouping of products by type, as used by pcOrder in the pcOrder system. Class examples are: Desktops, Printers, Scanners, and Modems.

1.6. "Category" is a grouping of products within a Class, as used by pcOrder in the pcOrder system. Category examples for the Class "Printers" include, for example: B&W Laser, Color Laser, Dot Matrix, and Ink Jet.

1.7. "Class/Categorization" is the process of assigning the relevant pcOrder Class and Category definitions to a specific SKU. Class/Categorization precedes Mapping and Population for any SKU.

1.8. "Population" is the process of assigning all technical specifications, marketing information, and other product attributes to a SKU, in order to enable the Data Sheet generation. SKU Population is necessarily preceded by Class/Categorization of that SKU.

1.9. "Configuration" is the process of assigning all technical specifications in order to enable Configuration via the Configuration Model. SKU Configuration is necessarily preceded by Class/Categorization of that SKU.

1.10. "Processing" is the act of adding data to a received SKU, either through Class/Categorization, Population, or Configuration of that SKU, or by any combination thereof.

1.11. "Priority SKUs" are a subset of Vendor specific Ingram Catalog Data SKUs which receive priority during the Class/Categorization and Mapping process.

1.12. "Configuration Model" is the pcOrder industry standard model of Configurable SKUs which is required by the pcOrder configuration software in order to configure computers.

1.13. "Mapping" is the process of taking a SKU and converting Ingram's manufacturer code into the equivalent pcOrder manufacturer code. This process requires an accurate map of Ingram's manufacter codes and their respective pcOrder codes.

                                                                    CONFIDENTIAL
                                                                    ------------

2.    INITIAL SETUP PERIOD

2.1. pcOrder will require an Initial Setup Period in which to analyze the initial Ingram Catalog Data and perform initial Catalog maintenance.

2.2.  Duration of setup period

      2.2.1. The Initial Setup Period shall be estimated after the inspection of Initial Ingram Catalog Data ("ICCD"). The estimate may be made based on a partial or incomplete ICCD, but it should be noted that the final determination of duration is dependent upon the size and scope of the Final Version of the ICCD. Setup Periods vary, but are generally 120 days in duration. The Setup Period will begin on the Effective Date or the date of pcOrder's receipt of the Final Version of the ICCD, whichever is later. Once the Final Version of the ICCD has been received, final determination of the Setup Period will be made, and Ingram will be notified of any deviations from the estimated duration, together with the rationale. Once the Setup Period has begun, subsequent changes to the Initial Ingram Catalog will be attended to upon completion of the Setup Period, as a part of the maintenance agreement. Alternatively, if Ingram desires, the changed Ingram Catalog can be redesignated as the Final Version of the ICCD, the duration of the Setup Period will be reestimated/validated, and the Setup Period will be restarted with the new ICCD.

2.3.  Mutual Responsibilities

      2.3.1. Ingram and pcOrder shall mutually generate the list of all Ingram manufacturer codes and their equivalent pcOrder manufactuer codes, so as to facilitate SKU mapping. Any subsequent additions, deletions, or changes to Ingram's manufacturer code list must be promptly brought to the attention of pcOrder [*]

      2.3.2.  Ingram and pcOrder shall mutually determine [*]

      2.3.3.  Ingram and pcOrder shall mutually identify [*]

2.4.  Maximum number of SKUs Mapped during setup period

      2.4.1. During the Initial Setup Period, pcOrder will Map [*] percent of Ingram Catalog Data SKUs.

2.5.  Maximum number of SKUs Class/Categorized during setup period

      2.5.1. During the Initial Setup Period, pcOrder will Class/Categorize [*] percent of Ingram Catalog Data SKUs.

2.6.  Maximum number of SKUs Populated during setup period

      2.6.1. During the Initial Setup Period, pcOrder will Populate [*] percent of SKUs for which TechNotes are available on the Effective Date and [*] percent of SKUs for which pcOrder Data Sheets are available on the Effective Date which represents a total of [*] SKUs.

2.7.  Maximum number of SKUs Configured during setup period

      2.7.1. During the Initial Setup Period, pcOrder will Configure a maximum of [*] percent of Ingram Catalog Data configurable SKUs.

3.    MAINTENANCE OF SKUS

3.1.  Class Categorization of Ingram Catalog Data SKUs

      3.1.1. After the Initial Setup Period, pcOrder will Class/Categorize up to [*] SKUs per month. SKUs Class/Categorized in excess of [*] shall be charged an additional fee of [*] per SKU.

      3.1.2. SKUs will be Class/Categorized within [*] (U.S.) business days from the day of receipt.

3.2.  Ingram Catalog Data SKU Population/SKU Configuration

      3.2.1.  pcOrder will Populate/Configure [*] applicable
              Datasheet/Configurable SKUs (Complex SKUs) according to the following schedule:

      3.2.2. pcOrder will accept [*] new Complex SKUs for processing per business day (to a maximum of [*] new SKUs in a single month). An "effective date of receipt" (EDR) will be calculated as if SKUs were delivered in such a way as to not exceed these limits. For example, if [*] Complex SKUs are received in one day, the first [*] will have an EDR of the day of actual receipt, the next [*] will have an EDR of the following business day, etc. The same scheme will be used to enforce the monthly limits no more than [*] Complex SKUs will have an EDR within the same calendar month.

      3.2.3. Priority Datasheet SKUs will be Populated with datasheet information within [*] (U.S.) business days of EDR, while Non-Priority SKUs will be Populated with datasheet information within [*] (U.S.) business days of EDR.

      3.2.4. Priority Configurable SKUs will be Configured within [*] (U.S.) business days of EDR, while Non-Priority Configurable SKUs will be Configured within [*] (U.S.) business days of EDR.

3.3. pcOrder shall have [*] months from the Effective Date to achieve the service levels specified in Section 3.2.

3.4. pcOrder shall notify Ingram if the number of Ingram Catalog Data SKUs received by pcOrder in any one month after the Initial Setup Period exceeds [*]

4.    INGRAM OBLIGATIONS

                                                                    CONFIDENTIAL
                                                                    ------------

4.1. Ingram acknowledges that pcOrder's ability to provide the Data and Model Maintenance Services is dependent on Ingram's timely supplying the following:

      4.1.1. Ingram shall also provide pcOrder with test cases, Ingram Catalog Data and such other information and resources that pcOrder shall reasonably require to enable it to perform the Data and Model Maintenance Services. [*] The parties shall amend Attachment B to specify a mutually agreed upon a test case process.

      4.1.2. Ingram further acknowledges that it is responsible for providing Ingram Catalog Data which is complete, accurate, and current, and pcOrder shall not be responsible for any defects or damages which arise from a delay in obtaining such resources and information or from the use of defective information provided by Ingram.

      4.1.3.  [*]

4.2.  [*]


5.  FEES

5.1. Fees will be charged as specified in the Subscription and Services Agreement between the parties.

6.  OTHER

6.1. Termination of the Subscription and Services Agreement or this Schedule, for any reason, will not relieve Ingram from the obligation to pay for all Data and Model Maintenance Services provided prior to termination of this Schedule.

6.2. By signing below, each party acknowledges that it has read, understands, and agrees to the terms of this Data and Model Maintenance Services Schedule.

pcOrder.com, Inc.:                        Ingram Micro Inc.:

By: /s/ Christina Jones 9/3/98            By: /s/ David M. Carlson 3/2/98
    __________________________________        ______________________________
    Signature      Date                       Signature          Date

    Christina Jones                           David M. Carlson
    __________________________________        ______________________________
    Name                                      Name

    President                                 Senior Vice President
    __________________________________        ______________________________
    Title                                     Title

                                                                    CONFIDENTIAL
                                                                    ------------

                           ATTACHMENT A TO SCHEDULE 2
                       PCORDER CONFIGURABLE PRODUCT TYPES
                               AS OF MAY 15, 1998

The pcOrder System provides configuration information on a large variety of complex computer equipment. This document outlines those specific types of devices for which the pcorder system provides configuration information. Inclusion of a product type does not indicate or guarantee the format of or the specific instances in which such configuration information is made available to users through the pcOrder System.

This document may be updated from time to time to reflect changes in computer technology and the abilities and functionality of the pcOrder System. Such changes may include the addition and deletion of product types, however deletions will be made only to reflect the obsolescence of particular products or product types.

CPU Model Products
------------------

A configurable CPU Model product is a single cabinet device containing the Central Processing Unit (CPU), system memory, and storage devices which meets one of the following two criteria:

 .  Desktop, tower, mini-tower, notebook, or server systems containing up to four
   CPUs based upon fifth generation or later Intel x86 architecture operating at a CPU clock speed of at least 90 MHz including processors manufactured by companies other than Intel that include the full x86 instruction set and are software and socket compatible with products designed for Intel x86 processors.

 .  Desktop, tower, mini-tower, notebook, or server systems containing up to four
   CPUs based upon the Motorola PowerPC 603e, 604, or later architecture operating at a CPU clock speed of at least 90 MHz.

Configurable CPU Model products may included such additional components as keyboards, pointing devices, operating system software, and expansion devices such as cards, provided such devices do not require a separate cabinet external to the CPU Model cabinet (with the exception of Multi-Device External Storage Models as defined below), and external as well as integrated displays.

Specific Exclusions

 . CPU Models which are not single cabinet devices, unless the sole functionality of an additional, external, cabinet is to provide additional hard disk drive storage capacity (Multi-Device External Storage Models).

 .  CPU Models which meet the criteria for a high-end system.

 . CPU Models which are based on processor architectures previous to those outlined above, including but not limited to Intel 8088, 8086, 80286, 80386, 80486, and Motorola 68xxx and PowerPC 601 as well as processors which do not specifically fall into one of the two categories defined above.

 . CPU Models which are based on configurable product architectures, may be marketed as "Enterprise Servers" and are designed to function in capacities similar to Mainframe or mini-computer systems.

 . CPU Models which cannot utilize a configurable operation system (including palmtops)

Storage Device Products
-----------------------

Configurable storage device products are internal or external, single device products with fixed or removable media of one of the following types, which connect to a configurable CPU Model:

 .  CD-ROM (compact disc)

 . Hard Disk Drive (fixed magnetic platter, mounted as a permanent device or a removable cartridge)

 .  DVD (digital versatile disk)

 .  Magneto optical disk drive (fixed or removable)

 .  8mm 4mm (DAT),  1/4 in., or DLT tape drives

 .  Flexible magnetic disk media devices

Storage devices must connect to the CPU Model using a SCSI, IDE/EIDE (ATA, Fast ATA, ATAPI), parallel or serial interface.

Specific Exclusions

 .  Products which are not single device (except as otherwise specified herein)

 .  Auto-loading tape drives

                                                                    CONFIDENTIAL
                                                                    ------------

 .  Multi-disc CD-ROM changers

 .  Media

 .  Reel to reel tape drives

Multi-Device External Storage Models
------------------------------------

A configurable multi-device external storage model is a single cabinet device containing only hard disk drive (fixed magnetic platter) devices which connects directly to a configurable CPU Model through a SCSI interface, provides no additional functionality other than increasing the storage capacity of the CPU Model, and is manufactured by the CPU Model Vendor for specific use with that CPU Model as a hard disk drive expansion cabinet.

Monitor And Display Products
----------------------------

Configurable monitor and display products are designed to attach to a single configurable CPU Model, provide only functionality as a display (visual output) and fall into one of the following categories:

 . Monochrome or color cathode ray tube (CRT) monitor with a nominal display (or actual picture tube) size between 13 inches and 36 inches, inclusive.

 .  Liquid Crystal Display (LCD) which functions similarly to CRT displays.

 .  LCD panels designed to be placed on an overhead projector.

Specific Exceptions

 .  LCD projectors

 . Any Display which provides functionality as an input device, including all terminals.

Expansion Card Products
-----------------------

A configurable expansion card product is a device designed to attach to the system bus inside a configurable CPU MODEL and fall into one of the following categories:

 .  Storage device controller (SCSI, EIDE, Floppy)

 .  Input/Output capability (parallel, serial, universal serial bus, SCSI)

 .  Sound Cards, including those with integrated controllers

 .  Display Adapters

 .  Ethernet, Token Ring, and FDDI (Fiber Distributed Data Interface) Network
   Interface Cards

 .  Memory Expansion Cards

 .  Processor Cards

 .  Slot converter Cards

 .  All PCMCIA Cards

 .  Provides functionality as an Intel x86 based computer in an Apple Macintosh
   (Apple PC compatibility card)

Modem Products
--------------

A configurable modem product is an external device or expansion card device which connects to a single configurable CPU Model and provides digital to analog to digital data transfer and/or facsimile emulation over POTS (plain old telephone service) lines.

Specific Exceptions

 .  Modems which do not connect to POTS lines

 .  Network Modems

 .  Modem pools and modem servers

Memory Products
---------------

Memory products which are placed inside the CPU Model cabinet and attach to configurable CPU Models or configurable Expansion Cards or are placed inside a configurable Printer are configurable if they are one of the following types:

 .  Main system memory

                                                                    CONFIDENTIAL
                                                                    ------------

 .  Level 2 system cache  memory

 .  Display adapter memory

 .  Printer Memory

Specific Exceptions

 .  Level 1 and Level 3 system cache

 .  Controller Cache

 .  Non-standard Interleave

 .  Read Only Access memory (ROM) products

Input Device Products
---------------------

Configurable Input devices provide text (keyboard) or cursor manipulation (pointing device) input and connect to a configurable CPU Model. Configurable input devices include those which combine a keyboard and a pointing devices.

Specific Exceptions

 . Tablet and other pen based pointing devices, including all pointing devices which operate by contact with the display.

 . Specialty and non-industry standard types of pointing devices including adaptive devices for the mobility impaired.

 .  Numeric keypads

 .  Joysticks and gamepads

Software Products
-----------------

Configurable software products are operating systems which can be utilized on a configurable CPU Model and are of one of the following types:

 .  MS-DOS/PC-DOS 6.0 and later

 .  Microsoft Windows 3.x

 .  Microsoft Windows NT 3.5 and later

 .  Microsoft Windows 95 and later

 .  Macintosh OS System 7.0 and later

 .  IBM OS/2 4.0 and later

 .  Novell Netware 3.x and later

 . Commercial UNIX implementations which are capable of operating on a configurable CPU Model

Specific Exceptions

 .  Non operating system software

 . Software which provides additional functionality to configurable software products, but is not sold with the base product

 .  Freeware or shareware operating systems including Linux

Printer Products
----------------

A printer is a configurable product if it is one of the following types:

 .  Black & White or Color Laser

 .  Black & White or Color Ink Jet

Specific Exceptions

 . Line printers, serial printers, dot matrix printers, thermal printers, photograph printers, and plotters

 . Multi-function devices which combine the functionality of a printer with that of another configurable device such as a modem or scanner.

Printer Accessory Products
--------------------------

Configurable printer accessories must connect to or be used with a configurable printer and be one of the following types of devices:

                                                                    CONFIDENTIAL
                                                                    ------------

 .  Printer Memory

 .  Paper Handling Device (duplexer or paper input bin)

 .  Font Cartridge

 .  Toner or Ink cartridge

 .  Print Head

 .  Printer network connectivity devices which connect internal to the printer

Specific Exceptions

 .  Paper and other media

 .  Pens and pen carrousels

 .  Sheet Feeders

 .  Printer network connectivity devices  external to the printer cabinet

Scanner Products
----------------

Sheetfed, hand-held, and flatbed color and grayscale scanners which connect directly to a configurable CPU Model are configurable.

Specific Exceptions

 .  Scanners which connect to a network

 .  Photographic slide scanners or other specialty application scanners

 .  Bar code scanners

Cable products
--------------

Cables which connect a configurable external device other than a printer to a configurable CPU Model are configurable.

Specific Exceptions

 .  Internal cables

 .  Network cables

 .  Printer Cables

 .  Power Cables

 .  Cables which connect an input device to an CPU Model

Power Products
--------------

The only configurable power products are:

 .  Batteries for configurable notebook computers

 .  Secondary or add-on internal power supplies for cabinets of configurable CPU
   Models

Laptop Expansion Base Products
------------------------------

Docking stations and port replicators for configurable notebook computers are configurable.

Other Exceptions
----------------

General Exceptions

 . Any device other than system memory or system level 2 cache which requires the replacement or substitution of a component already present in a configurable product in order to function.

 .  Any component that does not work with a configurable product

 . Devices which combine the functionality of multiple product types unless otherwise included in this document

 . Any other component which is not specifically included in this document as a configurable product.

Specific Exceptions

                                                                    CONFIDENTIAL
                                                                    ------------

 .  Service, warranty, and support

 .  Media (including paper, magnetic, recordable, or any other media)

 .  Documentation

 .  Battery Chargers

 .  Carrying cases

 . Network hardware which does not fall into a specifically configurable product type, including hubs, routers, switches, bridges, print servers, modem servers, CD-ROM servers, CSU/DSUs and repeaters

 .  Video equipment including cameras

 .  Microphones, speakers, headphones

 .  Upgrade processor boards and motherboards

 .  Teleconferencing equipment and telephone equipment

 .  Scanner Accessories

 .  AC Adapters

 .  Net PCs

 .  Demo Products

 .  Discontinued Products

 .  Refurbished Products

                                                                    CONFIDENTIAL
                                                                    ------------

                                 SCHEDULE 3
                    APPLICATION HOSTING SERVICES SCHEDULE
                   TO SUBSCRIPTION AND SERVICES AGREEMENT

                                   between

                              pcOrder.com, Inc.
                           a Delaware Corporation
                      5000 Plaza on the Lake, Suite 100
                              Austin, TX 78746
                                  "pcOrder"

                                     and

                              Ingram Micro Inc.
                           a Delaware Corporation
                            1600 St. Andrew Place
                            Santa Ana, CA  92705
                                  "Ingram"

                               _______________


This Application Hosting Services Schedule ("Application Hosting Schedule") amends Subscription and Services Agreement between the parties having an Effective Date of September 1, 1998.

Application Hosting Services for the Server Software shall consist of the following: (i) maintaining the hardware upon which the Server Software is loaded; (ii) installing and maintaining the Server Software; and (iii) administering the hardware and Server Software to facilitate reliable and consistent access to the Server Software by licensed users.

1.  FEES

      [*]

2.  HOSTING SERVICES LEVELS

2.1. pcOrder shall provide hosting service levels substantially in accordance with a mutually agreed upon Hosting Service Level Agreement ("SLA") to be attached hereto as Attachment A.

2.2. pcOrder may change the team members and contacts listed in Attachment A from time to time. pcOrder shall notify Ingram of any such changes.

3.  OTHER

3.1. Ingram shall provide pcOrder with the necessary dedicated communications mechanism(s) for providing the pcOrder Hosting Services in accordance with Attachment A hereto.

3.2. Both parties acknowledge that during the term of this Application Hosting Schedule, Ingram may, at its sole discretion, elect to transfer the Hosting Site [*] to [*] provided: (i) Ingram gives pcOrder not less than ninety (90) days prior written notice of its intent to transfer the Hosting Site, (ii) Ingram certifies that Ingram has provided the Required Hardware as set forth in Attachment B hereto at the new Hosting Site, and
      (iii) the new Hosting Site is within the United States. Subject to fulfillment of Ingram's obligations for transferring the Hosting Site and within ninety (90) days of receipt of Ingram's written notice, pcOrder shall deliver one (1) copy of the Server Software to [*] to be used in accordance with the terms and conditions of the Agreement. [*] All such administration of the Software will be performed at [*]. On-site support for new site setup, software installation, upgrades, and routine maintenance will be provided by pcOrder on a time and materials basis, at a mutually agreed upon rate plus reasonable expenses. Data Maintenance Services shall continue as provided in Schedule 2 and at the same fee as described therein. pcOrder shall no longer be obligated to maintain the data in the system; instead, pcOrder shall provide to a single [*] location daily updates of the data to be entered and maintained by pcOrder under the terms of the Data Maintenance provisions of the Agreement. Additional costs for data updates to multiple Ingram locations are to be determined.

3.3. [*], pcOrder grants to Ingram a nonexclusive, nontransferable, non-assignable, worldwide right and license to:

      3.3.1. reproduce and copy the delivered Server Software only as strictly necessary to host the Server Software; and

      3.3.2. to make one (1) copy of the Server Software for archival and backup purposes.

     By signing below, each party acknowledges that it has read, understands, and agrees to the terms of this Application Hosting Schedule.

pcOrder.com, Inc.:                        Ingram Micro Inc:

By: /s/ Christina Jones 9/3/98            By: /s/ David M. Carlson 3/2/98
    __________________________________        ______________________________
    Signature      Date                       Signature          Date

    Christina Jones                           David M. Carlson
    __________________________________        ______________________________
    Name                                      Name

    President                                 Senior Vice President
    __________________________________        ______________________________
    Title                                     Title

                                                                  CONFIDENTIAL
                                                                  ------------

Hosting Service Level Agreement (SLA)

This is a Hosting Service Level Agreement ("SLA Agreement") between pcOrder.com (pcOrder) and the Ingram Micro, Inc. (Ingram) for the hosting, operation, and maintenance of the Server Software licensed under the Agreement [*]. This SLA Agreement will be reviewed annually, or when a major system change requires modification to the SLA Agreement specifications.

This SLA Agreement is meant to cover normal processing and maintenance conditions. The items listed in this SLA will be measured on an ongoing basis and metrics reports will be generated periodically. In the case of a disaster affecting pcOrder operations, service levels may be significantly degraded.


System Platform:  [*]

Overview

This SLA Agreement is for hosting and maintaining for Ingram Micro, Inc. the Prime Access Server Modules and Prime Access Web Storefronts (collectively referred to as the "System" for purposes of this SLA).

Services Provided

The services that are covered in this SLA include:

*  System Availability
*  Problem Management

These services will be tracked and measured. Reports will be generated according to the following schedule:

*  Monthly
*  Samples of our reports are attached as Appendix A.

System Availability (System Up Time)

System availability is defined as the hours when the system will be available to the business community for customer online access to the application. pcOrder will make commercially reasonable efforts to provide system availability as defined herein. pcOrder hosting services provides for system availability according to the following schedule:

   -------------------------------------------------------------------------
   System Availability Hours     [*]


   -------------------------------------------------------------------------
   Help Desk Support Hours       [*]
   (Normal Business Hours)
   -------------------------------------------------------------------------
   After Hours Support           [*]

   -------------------------------------------------------------------------

                                                                  CONFIDENTIAL
                                                                  ------------





                                 [*]


--------------------------------------------------------------------------------

  Availability Definition
  -----------------------

  [*]

  [*]

  [*]


        *  [*]
        *  [*]
        *  [*]
        *  [*]
        *  [*]

  [*]

  [*]

        *  [*]

  [*]

  Availability Measurements
  -------------------------

  pcOrder will take measurements [*] over a service period.

  *  [*]

                                                                  CONFIDENTIAL
                                                                  ------------


  *  [*]
  *  [*]

  [*]

  Availability Measurement Targets
  --------------------------------

  [*]

[*]


  [*]

-------------------
/1/

                                                                  CONFIDENTIAL
                                                                  ------------

  [*]


  Communication and Tracking of Outages
  -------------------------------------

  [*]

[*]

[*]

[*]

[*]

*  [*]

                                                                  CONFIDENTIAL
                                                                  ------------

*  [*]

*  [*]

*  [*]

*  [*]

*  [*]

*  [*]

*  [*]


[*]


*  [*]
*  [*]

*  [*]

*  [*]

*  [*]

*  [*]


[*]

*  [*]


*  [*]

*  [*]

*  [*]

*  [*]

*  [*]


[*]

*  [*]

                                                                  CONFIDENTIAL
                                                                  ------------

*  [*]


*  [*]

*  [*]

*  [*]

*  [*]



Scheduled System Maintenance

PcOrder will perform all scheduled system maintenance on the System. Scheduled maintenance may include:

*  Database Performance Tuning - [*],
*  Hardware Upgrades - [*]

*  Network Upgrades
*  Application Software Upgrades

pcOrder will schedule regular system maintenance to occur within the maintenance windows defined by the following schedule:

--------------------------------------------------------------------------------
       Application/System              Hours                        Days
--------------------------------------------------------------------------------
Application                     [*]                            [*]

                               [*]                             [*]

                               [*]                             [*]
--------------------------------------------------------------------------------
System Hardware and Software    [*]                            [*]

                               [*]                             [*]

                               [*]                             [*]
--------------------------------------------------------------------------------
Network                         [*]                            [*]

                               [*]                             [*]

                               [*]                             [*]
--------------------------------------------------------------------------------

[*].

                                                                  CONFIDENTIAL
                                                                  ------------


Other Additional Services

Production Reports

[*]

User Access Administration

User Access Administration will be handled as an application function and not an operational function. Ingram will be responsible for maintaining user access logins and passwords through the systems administration maintenance tools.

pcOrder ISP Real/Time Communications

pcOrder will maintain internet connectivity through [*].
pcOrder will manage the relationship with [*]. As of the Effective Date of this SLA, the services and connectivity provided by [*] include:

  *  [*]
  *  [*]

  *  [*]
  *  [*]

  *  [*]
  *  [*]
  *  [*]
  *  [*]
  *  [*]

[*]

Data Retention (Backups) and Disaster Recovery

  [*]

  [*]

                                                                  CONFIDENTIAL
                                                                  ------------

[*]

  *  [*]
  *  [*]
  *  [*]
  *  [*]

  *  [*]
  *  [*]

Operations Practices - Monitoring

  *  [*]

  *  [*]
  *  [*]

  *  [*]



  *  [*]

Roles and Responsibilities

Customer:
---------
*  [*]

*  [*]



*  [*]




pcOrder Support Staff:
---------------------
*  [*]


*  [*]

*  [*]

*  [*]

                                                                  CONFIDENTIAL
                                                                  ------------

pcOrder Operations Current Facilities Team

(All personnel specified herein are subject to change)

--------------------------------------------------------------------------------
Vice President Operations                   [*]
                                            [*]
--------------------------------------------------------------------------------
Facilities & Operations Specialist          [*]
                                            [*]
--------------------------------------------------------------------------------
Networking Specialist                       [*]
                                            [*]
--------------------------------------------------------------------------------
Database and Data Process Manager           [*]
                                            [*]
--------------------------------------------------------------------------------
Reseller & Distributor Processing           [*]
                                            [*]
--------------------------------------------------------------------------------
Database Performance Technical Lead         [*]
                                            [*]
--------------------------------------------------------------------------------

Ingram SLA Contacts

--------------------------------------------------------------------------------
Primary Point Of Contact                    [*]
--------------------------------------------------------------------------------
Backup Point Of Contact                     [*]
--------------------------------------------------------------------------------

                                                                  CONFIDENTIAL
                                                                  ------------

pcOrder SLA Current Contacts

--------------------------------------------------------------------------------
PcOrder Level 2 Help Desk                   [*]
--------------------------------------------------------------------------------
Facilities & Operations Specialist          [*]
                                            [*]
                                            [*]
                                            [*]
--------------------------------------------------------------------------------

                                                                    CONFIDENTIAL
                                                                    ------------

                                 ATTACHMENT B
             TO SCHEDULE 3  APPLICATION HOSTING SERVICES SCHEDULE

                           SERVER FARM CONFIGURATION

--------------------------------------------------------------------------------

Requirements for pcOrder Back Office Server Farm Setup  (Required Hardware)






(C) Copyright 1998 by pcOrder.com, Inc.

All rights reserved.

This material is unpublished and Confidential Information of pcOrder.com, Inc. and is available under license only. This material is not to be copied or disclosed without the prior written approval of pcOrder.com, Inc.

[*]

                                                                    CONFIDENTIAL
                                                                    ------------

[*]

[*]





[*]

1.  [*]

1.1.  [*]

      1.1.1.  [*]
      1.1.2.  [*]

              1.1.2.1.  [*]

              1.1.2.2.  [*]
              1.1.2.3.  [*]

      1.1.3.  [*]

              1.1.3.1.  [*]





              1.1.3.2.  [*]





1.2.  [*]

      1.2.1.  [*]




      1.2.2.  [*]

      1.2.3.  [*]

      1.2.4.  [*]

2.  [*]

2.1.  [*]

      2.1.1.  [*]

      2.1.2.  [*]

              2.1.2.1.  [*]

              2.1.2.2.  [*]

      2.1.3.  [*]

              2.1.3.1.  [*]
              2.1.3.2.  [*]



              2.1.3.3.  [*]

2.2.  [*]

      2.2.1.  [*]
      2.2.2.  [*]

3.  [*]

3.1.  [*]

      3.1.1.  [*]

      3.1.2.  [*]

              3.1.2.1.  [*]

              3.1.2.2.  [*]
              3.1.2.3.  [*]

      3.1.3.  [*]

              3.1.3.1.  [*]
              3.1.3.2.  [*]

3.2.  [*]

      3.2.1.  [*]
      3.2.2.  [*]

4.  [*]

4.1.  [*]

      4.1.1.  [*]



      4.1.2.  [*]

              4.1.2.1.  [*]


              4.1.2.2.  [*]

      4.1.3.  [*]

              4.1.3.1.  [*]



              4.1.3.2.  [*]
              4.1.3.3.  [*]





              4.1.3.4.  [*]

5.  [*]

5.1.  [*]

      5.1.1.  [*]

      5.1.2.  [*]

              5.1.2.1.  [*]

              5.1.2.2.  [*]
              5.1.2.3.  [*]





[*]

[*]


[*]

[*]

[*]

[*]

[*]

[*]

[*]


[*]

        1.)  [*]

        2.)  [*]






        3.)  [*]




[*]

[*]

[*]



        1.)  [*]
        2.)  [*]
        3.)  [*]

[*]